Registration No. 033-82060

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 7
to
Form S-6

FOR REGISTRATION UNDER THE SECURITIES
ACT OF 1933 OF SECURITIES OF
UNIT INVESTMENT TRUSTS REGISTERED
ON FORM N-8B-2

A.	Exact name of Trust:	MML Bay State Variable Life Separate Account I

B.	Name of Depositor:	MML Bay State Life Insurance Company

C.	Complete address of	1295 State Street
	Depositor’s principal	Springfield, MA 01111
executive offices:

D.	Name and address of	Ann Lomeli
	Agent for Service	Corporate Secretary
	of Process:	1295 State Street
Springfield, MA 01111

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b) of Rule 485.

X	on May 1, 2002 pursuant to paragraph (b) of Rule 485.

60 days after filing pursuant to paragraph (a)(1) of Rule 485 on __________ pursuant to paragraph (a)(1) of Rule 485.

this post effective amendment designates a new effective date for a previously filed post effective amendment. Such effective date shall be _____________.

E.	Title of Securities being registered:	Flexible Premium Variable Whole Life Insurance Policies

F.	Approximate date of proposed	As soon as practicable after the effective date
	public offering:	of this Registration Statement.

CROSS REFERENCE TO ITEMS REQUIRED
BY FORM N-8B-2

Item No. of
Form N-8B-2	Caption

1	Cover Page; The Separate Account.
2	Cover Page.
3	Cover Page.
4	Sales and Other Agreements.
5	The Separate Account.
6	Not Applicable.
7	Not Applicable.
8	Appendix D. Financial Statement.
9	Legal Proceedings.
10	Detailed Description of Policy Features;
Investment Options; Other Policy
Information.
11	Investment Options.
12	Investment Options; Sales and Other
Agreements.
13	Introduction; Detailed Description of
Policy Features.
14	Detailed description of Policy Features.
15	Premiums; Exhibit 99.A.11.
16	Introduction; The Separate Account.
17	Detailed description of Policy Features;
Exhibit 99.A.11.
18	The Separate Account.
19	Other Information.
20	Not Applicable.
21	Policy Loan Privilege.
22	Not Applicable.
23	Bonding Arrangement.
24	Detailed Description of Policy Features;
Other Information; Investment Options.
25	Other Information.
26	Other Information; The Investment
Options.
27	Other Information.
28	Appendix C: Directors and Executive
Officers.
29	Other Information.
30	Other Information.
31	Not Applicable.
32	Not Applicable.
33	Not Applicable.
34	Not Applicable.
35	Sales and Other Agreements.
36	Not Applicable.
37	Not Applicable.
38	Sales and Other Agreements.
39	Sales and Other Agreements.
40	Sales and Other Agreements.
41	Sales and Other Agreements.
42	Not Applicable.
43	Sales and Other Agreements.
44	The Separate Account.
45	Not Applicable.
46	Account Value and Net Surrender
Value; The Separate Account.
47	The Separate Account.
48	Not Applicable.
49	Not Applicable.
50	Not Applicable.
51	Detailed Description of Policy Features;
Other Policy Information.
52	Investment Options.
53	Federal Income Tax Considerations.
54	Not Applicable.
55	Not Applicable.
56	Not Applicable.
57	Not Applicable.
58	Not Applicable.
59	Appendix D.
Variable Life Select (“VLS”),
a Flexible Premium Variable Whole Life Insurance Policy*
Issued by MML Bay State Life Insurance Company

This prospectus describes a life insurance policy (the “policy”) offered by MML Bay State Life Insurance Company (“MML Bay State”). While the policy is in force, it provides lifetime insurance protection on the Insured named in the policy. It pays a death benefit at the death of the Insured.

In this prospectus, “you” and “your” refer to the Owner of the policy. “We,” “us,” and “our” refer to MML Bay State. “MassMutual” refers to Massachusetts Mutual Life Insurance Company. MML Bay State is a wholly owned subsidiary of MassMutual.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the death benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate net premiums and account value among the divisions of the Separate Account offered under this policy and a Guaranteed Principal Account (the “GPA”). Each division invests in shares of a designated investment fund. Currently, the funds listed at the right are available under this policy.

This policy is not a bank or credit union deposit or obligation; is not FDIC- or NCUA-insured, nor is it insured by any government agency. The policy is not guaranteed by any bank or credit union and it may decrease in value. It is also subject to investment risks, including loss of the principal amount invested.

We service the policy at our Principal Administrative Office located at P.O. Box 1865, Life Customer Service Center Hub, Springfield, Massachusetts 01102-1865. Our telephone number is 1-800-272-2216. Our Home Office is located in Hartford, Connecticut. Our Web site is www.massmutual.com.

This policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

*Title may vary in some jurisdictions.
†Prior to May 1, 2002, the fund was called MML Small Cap Value Equity Fund.

American Century® Variable Portfolios, Inc.
•	American Century® VP Income & Growth Fund

Fidelity® Variable Insurance Products Fund II
•	Fidelity® VIP II Contrafund® Portfolio (Initial Class)

MML Series Investment Fund
•	MML Blend Fund
•	MML Equity Fund
•	MML Equity Index Fund (Class II)
•	MML Managed Bond Fund
•	MML Money Market Fund
•	MML Small Cap Equity Fund†

Oppenheimer Variable Account Funds
•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Mid-Cap Growth Portfolio

You bear the investment risk of any account value allocated to the investment funds. The death benefit may vary, and the cash surrender value will vary, depending on the investment performance of the funds.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

EFFECTIVE MAY 1, 2002

Limits on Our Right to Challenge the Policy	23
Error of Age or Gender	24
Suicide	24
Additional Benefits You Can Get by Rider	24
Sales and Other Agreements	25

Definition of Terms	A-1

Appendix B

Example of the Impact of the Account Value and Premiums on the Policy Death Benefit	B-1
Examples of Death Benefit Option Changes	B-1

Appendix C

Directors of MML Bay State	C-1
Principal Officers	C-2

Appendix D

Separate Account Financial Statements	F-1
Corporate Financial Statements	FF-1

Table of Contents

I. Introduction

Please refer to Appendix A for definitions of the terms contained in this prospectus.

This prospectus describes the policy. Since it is not intended to address all situations, the actual provisions of your policy will control. You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy. These variations will depend on the “contract state” of your policy; it is usually the state or other jurisdiction in which you live.

The policy is a life insurance contract providing a death benefit, an account value, surrender rights, policy loan privileges, and other features traditionally associated with life insurance.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments (“planned premium payments”), but if a planned premium payment is not made the policy will not necessarily terminate. If planned premium payments are made they do not guarantee a policy will remain in force. The policy allows you to match premium payments to your income flows or other financial decisions.

You may increase or decrease the death benefit and change the Death Benefit Option under the policy. Further, the death benefit may vary, and the cash surrender value will vary, with the investment experience of the investment options in which an Owner has account value. Policy values in the GPA will earn interest at a guaranteed rate of 3%. We may credit interest periodically at rates that exceed this guaranteed rate.
Introduction

This section of the introduction provides an overview of the fees and expenses associated with your VLS policy.

Understanding policy expenses and cash flow

The chart to the right illustrates how cash normally flows through a VLS policy.

The shaded boxes show the fees and expenses you pay directly or indirectly under your policy. These are explained in the pages that follow. We currently waive the fees for an Increase to the Selected Face Amount or to Change from Death Benefit Option 1 to 2. We reserve the right to charge these fees in the future.

Depending on the state of issue we may hold your initial net premium payments in the Money Market investment option until the Right to Return period is completed.

Your Premium You make a premium payment
We deduct a Premium Expense Charge
Net Premium We allocate the net premium to the investment options you choose
The fund deducts advisory fees and other fund expenses from the portfolios
Guaranteed Principal Account We hold amounts you allocate to this option in the general investment account
Variable Investment Options We hold amounts you allocate to these options ("division") in the Separate Account
Separate Account VLS Segment The variable investment divisions invest in the fund's portfolios
We deduct a mortality and expense risk charge daily
Loan Account Accumulated value set aside to secure a policy loan
We credit or debit investment earnings or losses
The Loan Interest Rate Expense Charge reduces the interest credited on the Loan Account
We make monthly deductions
We deduct: - mortality charge - administrative charge - rider charges
Account Value
If you make a partial withdrawal
We deduct a Withdrawal Fee
Death Benefit We pay your selected Death Benefit less any outstanding policy loans
If you surrender your policy
We deduct any policy debt and a surrender charge during the first 15 years

Introduction

All expense charges and deductions are described in Charges and Deductions in Part II.

A summary of the product and Separate Account charges follows.

	CURRENT RATE	MAXIMUM RATE

Premium Expense Charge	Policy Years 1-20: 4%, equal to 2% Sales Charge plus 2% Premium Tax Charge	All Policy Years: 4%, equal to 2% Sales Charge plus 2% Premium Tax Charge

Policy Years 21+: 0% of premium

Administrative Charge	All Policy Years: $6 per month per policy	All Policy Years: $9 per month per policy

Mortality Charges	A per thousand rate multiplied by the amount at risk each month. The rate varies by the gender, Issue Age, and risk classification of the Insured, and the Year of Coverage.	For standard risks, the guaranteed cost of insurance rates are based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.

Charge to Increase Selected Face Amount	$0.00	$75 deducted from Account Value at time of increase.

Charge to Change from Death Benefit Option 1 to 2	$0.00	$75 deducted from Account Value at time of increase.

Mortality and Expense Risk Charge	All Policy Years: 0.55% on an annual basis of daily net asset value of the Separate Account	All Policy Years: 0.90% on an annual basis of daily net asset value of the Separate Account

Investment Management Fees and Other Expenses	(See separate table on next page.)

Loan Interest Rate Expense Charge	All Policy Years: 0.90% of loaned amount	All Policy Years: 2.0% of loaned amount

Withdrawal Fee	$25 (or 2% of amount withdrawn, if less)	$25 (or 2% of amount withdrawn, if less)

Surrender Charges (Applies upon policy surrender; a partial surrender charge may also apply upon a decrease in Face Amount)	Coverage Years 1-15: Administrative
Surrender Charge (ASC) plus Sales
Load Surrender Charge (SLSC). ASC
equals $5 per $1,000 of Selected Face
Amount for Years 1-5; it then grades
to zero during Years 6-10, and is
zero thereafter. During the first 10
Years of Coverage, SLSC equals 26%
of premium paid for the coverage up
to the Surrender Charge Band, and
4% of premium paid for the
coverage in excess of the Band up to
three times the Band. During the
next 5 Years of Coverage, these
percentages are reduced, by factors
set forth in the policy, to zero by the
end of the 15th Year.	Coverage Years 1-15: Administrative
Surrender Charge (ASC) plus Sales
Load Surrender Charge (SLSC). ASC
equals $5 per $1,000 of Selected Face
Amount for Years 1-5; it then grades
to zero during Years 6-10, and is
zero thereafter. During the first 10
Years of Coverage, SLSC equals 26%
of premium paid for the coverage up
to the Surrender Charge Band, and
4% of premium paid for the coverage
in excess of the Band up to three
times the Band. During the next 5
Years of Coverage, these percentages
are reduced, by factors set forth in
the policy, to zero by the end of the
15th Year.

	Coverage Years 16+: $0	Coverage Years 16+: $0

Introduction

Investment Management Fees and Other Expenses

(Reflect any expense waiver, limitation and reimbursement arrangements in effect, as noted)

Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 2001.

Fund Name	Management Fees		Other Expenses	12b-1 Fees	Total Operating Expenses

American Century® VP Income & Growth Fund	0.70%		0.00%	—	0.70%

Fidelity® VIP II Contrafund® Portfolio (Initial Class)	0.58%		0.10%	—	0.68%	[1]

MML Blend Fund	0.38%		0.02% [2]	—	0.40%

MML Equity Fund	0.37%		0.03% [2]	—	0.40%

MML Equity Index Fund (Class II)	0.10%		0.16% [3]	—	0.26%

MML Managed Bond Fund	0.47%		0.01% [2]	—	0.48%

MML Money Market Fund	0.48%		0.02% [2]	—	0.50%

MML Small Cap Equity Fund [4]	0.65%		0.04% [2]	—	0.69%

Oppenheimer Aggressive Growth Fund/VA	0.64%		0.04%	—	0.68%

Oppenheimer Capital Appreciation Fund/VA	0.64%		0.04%	—	0.68%

Oppenheimer Global Securities Fund/VA	0.64%		0.06%	—	0.70%

Oppenheimer Strategic Bond Fund/VA	0.74%	[5]	0.05%	—	0.79%

T. Rowe Price Mid-Cap Growth Portfolio	0.85%		0.00%	—	0.85%

[1]
Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including these reductions, the other expenses for the VIP II Contrafund Portfolio (Initial Class) would have been 0.06%, decreasing the VIP II Contrafund Portfolio’s (Initial Class) total fund expenses to 0.64%.

[2]
MassMutual has agreed to bear expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund, and MML Small Cap Equity Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2003. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund, and MML Small Cap Equity Fund in 2001.

[3]
Effective February 28, 2002, MassMutual has agreed, through April 30, 2004, to bear the expenses (other than interest, taxes, brokerage commissions and extraordinary expenses) to the extent that total operating expenses, as a percentage of average daily net assets, exceed 0.26%. If not included, the Total Operating Expenses for the MML Equity Index Fund (Class II) in 2001 would be 0.34%.

[4]	Prior to May 1, 2002, this Fund was called MML Small Cap Value Equity Fund.

[5]
OppenheimerFunds, Inc. (OFI) will reduce the management fee by 0.10% as long as the fund’s trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. The waiver is voluntary and may be terminated by the Manager at any time.

(See the fund prospectuses for more information.)
Introduction

II. Detailed Description of Policy Features

Purchasing the Policy

The policy is no longer offered for sale to the public. Owners may continue, however, to make premium payments under existing policies. To purchase a policy, you had to send a completed application to our Principal Administrative Office. The minimum Selected Face Amount of a policy was, and is currently, $50,000. The policy could be issued for an Insured between the ages of 0 and 80 inclusive. Before issuing a policy, we required evidence of insurability. We determined the Insured’s risk classification. Coverage under the policy became effective on the Issue Date of the policy or, if later, the date the first premium was paid. See Premiums for more about the first premium.

Unisex Policy. Policies generally were issued with values that vary based on the gender of the Insured. Policies issued in Massachusetts and Montana are “unisex”; that is, the policy values do not vary by the gender of the Insured. Policies issued as part of an employee benefit plan also may have policy values that do not vary by gender. References in the prospectus to sex-distinct policy values are not applicable to unisex policies.

Right to Return the Policy. Once you receive your policy, you should review it carefully. If you are not satisfied with your policy, you may cancel it within 10 days after you receive it, or 10 days after you receive a written notice of withdrawal right, or 45 days after signing Part 1 of your Application, whichever is latest. You may also cancel increases in Selected Face Amount under the same time limitations. (This period of time may vary by state.)

To cancel the policy, return it to us at our Principal Administrative Office, to the agent who sold the policy, or to one of our agency offices. If you cancel your policy, we will give you a refund.

In most states, this refund is the sum of:

(i)	any premium paid for the policy; plus

(ii)	any interest credited to the policy; plus or minus

(iii)	an amount reflecting the investment experience of the divisions of the Separate Account under this policy to the date we receive the policy, minus

(iv)	any amounts withdrawn and any policy debt.

In other states, this refund is equal to any premium paid for the policy, reduced by any amounts withdrawn and any policy debt.

Consult your policy to determine which refund applies under your policy. A few states have variations of these two refund types.

Death Benefit

If the Insured dies while the policy is in force, we will pay the death benefit to the named Beneficiary. We will pay the death benefit within seven days after we determine that the claim for the death benefit is in good order. All or part of the death benefit can be paid in a lump sum or under one or more of the payment options described in the policy.

Minimum Face Amount. In order to qualify as life insurance under Internal Revenue Code (“IRC”) Section 7702, the policy has a Minimum Face Amount. The Minimum Face Amount is equal to a percentage of the account value. The percentage depends on the gender (male, female, unisex), risk classification, and Attained Age of the Insured.

Death Benefit Options. The death benefit is the benefit provided under the Death Benefit Option in effect on the date of the Insured’s death. This benefit is reduced by any outstanding policy debt and any unpaid monthly charges to the date of death.
Detailed Description of Policy Features

You may choose one of two Death Benefit Options:

(a)	Option 1 (a level amount option) or

(b)	Option 2 (variable amount option).

You choose the Death Benefit Option in the application and you may change the option at a later date subject to certain restrictions described in Changes in Death Benefit Option.

The death benefit provided by Options 1 and 2 is as follows.

Option 1—The benefit is the greater of:

(a)	the Selected Face Amount on the date of death; or

(b)	the minimum death benefit on the date of death.

Option 2—The benefit is the greater of:

(a)	the Selected Face Amount plus the account value on the date of death; or

(b)	the Minimum Face Amount on the date of death.

See Appendix B for examples of how changes in account value and the amount of premiums paid may affect the death benefit of a policy.

Changes in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option by written request. A change in the Death Benefit Option will result in a change of the policy Selected Face Amount. The death benefit under the new Death Benefit Option will be the same as the death benefit under the old Death Benefit Option at the time of the change.

We currently do not require evidence of insurability to change your Death Benefit Option, however, we reserve the right to do so in the future.

We currently do not charge for a change from Death Benefit Option 1 to Death Benefit Option 2. We reserve the right to impose a charge in the future, however, in no event would the charge exceed $75. If we impose a charge, it will be effective on the date of the change and it will be deducted from the division(s) and the GPA in proportion to the non-loaned values in each.

You cannot change from Option 1 to Option 2:

1.	if the Selected Face Amount would be reduced to less than $50,000 as a result of the change, or

2.	after the Insured reaches Attained Age 80.

When the Selected Face Amount changes as a result of a change in the Death Benefit Option, the monthly charges also will change. The change in Selected Face Amount also may change the charges for certain additional benefits. The change in Selected Face Amount will not change the policy surrender charge.

For examples of Death Benefit Option changes and how they impact the contract, see Appendix B.

Changes in Selected Face Amount. You may request an increase or decrease in the Selected Face Amount by submitting a written request for a change of Selected Face Amount to us at our Principal Administrative Office. An increase in the Selected Face Amount will be effective on the Monthly Calculation Date that is on, or next follows, the date we approve the application. A decrease in the Selected Face Amount will be effective on the Monthly Calculation Date on, or next following, the date we receive the written request.

Increases in Selected Face Amount. You must provide us with a written application and evidence the Insured still is insurable to increase your Selected Face Amount. An increase may not be less than $15,000. You cannot increase the Selected Face Amount of the policy after the Insured reaches Attained Age 80.

We currently do not charge you to increase your Selected Face Amount. We reserve the right to impose a charge in the future, however, in no event would the charge exceed $75. If we impose a charge, it will be deducted from the account value on the effective date of the increase; it will be deducted from the division(s) and the GPA in proportion to the non-loaned values in each.

If you increase the Selected Face Amount, the Mortality Charges will increase. Also, the policy may become a “modified endowment contract” under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Decreases in Selected Face Amount. You may decrease the Selected Face Amount any time after the first Policy Year. You must send a written request to us. You cannot decrease the Selected Face Amount if the decrease would result in a Selected Face Amount of less than $50,000.

If you decrease the Selected Face Amount, surrender charges may apply. We will deduct surrender charges from the division(s) of the Separate Account and from the GPA in proportion to the non-loaned values in each.

A decrease will reduce the Selected Face Amount in the following order:

(a)	the Selected Face Amount of the most recent increase

(b)	the Selected Face Amounts of the next most recent increases successively

(c)	the initial Selected Face Amount.

If you decrease the Selected Face Amount, the monthly charges deducted from the account value will change.

If you decrease the Selected Face Amount, the policy may become a “modified endowment contract” under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Premiums

The first premium must be paid before the policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. You may allocate net premiums among the divisions of the Separate Account and to the GPA.

First Premium. Generally, you determine the first premium you want to pay for the policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency, initial Selected Face Amount and Death Benefit Option, and on the Issue Age, gender, and risk classification of the Insured.

Planned Annual Premiums. When applying for the policy, you select the Planned Annual Premium and the payment frequency (annual, semiannual, quarterly, or monthly check service). The amount of the Planned Annual Premium and the payment frequency you select are shown in the policy. We will send you premium notices based on your selections. To change the amount and frequency of planned premiums, send a request to us at our Principal Administrative Office.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not guarantee the policy will remain in force. To keep the policy in force, it must have sufficient value. See Grace Period and Termination.

Premium Payments and Flexibility. After you have paid the first premium, within limits you may pay any amount at any time while the Insured is living. Send all premium payments to us either at our Principal Administrative Office or at the address shown on the premium notice.

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments.

If applying a subsequent premium in a policy year means your policy will become a modified endowment contract, the following will occur:

•
For an unbilled subsequent premium payment, we will credit only that part of your premium payment to your policy that will not cause it to become a modified endowment contract, unless you’ve told us in writing that you want your policy to become a modified endowment contract. We will refund any remaining premium that we can not apply and return it to you.

•
If we receive this subsequent premium payment within 21 days prior to your Policy Anniversary Date and we have billed you for a planned premium due on or about the Policy Anniversary Date, this payment will not be in good order. We’ll hold the payment and we will contact you for instructions on how to apply the payment.

•
If we receive this subsequent premium payment within 10 days prior to your Policy Anniversary Date and we’ve billed you for a planned premium due on or about the Policy Anniversary Date, we’ll hold this premium payment and credit it to your policy on the Anniversary Date or, if not a Valuation Date, the Valuation Date next following your Policy Anniversary Date. In such case, we will notify you of our action after we credit your premium payment.

These procedures may not apply if there has been material change to your policy that impacts the 7-pay limit or 7-pay period.

Premium Limitations. The minimum premium payment is $10.

The maximum premium each Policy Year is the greatest of:

(a)	an amount equal to $100 plus double the basic premium for the policy;

(b)	the amount of premium paid in the preceding Policy Year;

(c)	the highest premium payment amount that would not increase the amount at risk; or

(d)	the minimum annual premium under the Death Benefit Guarantee Rider, if included with the policy.

We may refund any amount of premium payment that exceeds this limit.

Allocating Net Premiums. A net premium is a premium payment we receive in good order, minus the Premium Expense Charge.

Net premiums credited to the policy on and after the Register Date will be allocated among the divisions and the GPA according to your net premium allocation. Also, any net premiums in the policy held before the Register Date will be allocated on that Date among the divisions and the GPA according to your net premium allocation on that Date.

Register Date and Valuation Date. The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading.

The Register Date is the Valuation Date that is on, or next follows, the latest of:

(a)	the Policy Date;

(b)	the day we receive your completed Part 1 of Application for the policy; or

(c)	the day we receive the first premium payment in good order.

Net Premium Allocation. When applying for the policy, you indicate how you want net premiums allocated among the divisions and the GPA. You may change your net premium allocation at any time by telephone or by sending notice to us at our Principal Administrative Office. We will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions if we fail to take such steps. We may tape record all telephone instructions.

You may set your net premium allocation in terms of whole-number percentages that add to 100%.
Detailed Description of Policy Features

Transfers

You may transfer all or part of the account value invested in a division of the Separate Account to any other division or to the GPA. You can make transfers by telephone or by sending notice to us at our Principal Administrative Office. We will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions if we fail to take such steps. We may tape record all telephone instructions.

Although currently there is no limit on the number of transfers you may make, we reserve the right to limit the number to no more than one every 90 days. If we impose a limit, it would not apply to a transfer of all funds in the Separate Account divisions to the GPA or to transfers made in connection with any automated-transfer program we offer.

We limit transfers from the GPA to the Separate Account divisions to one each Policy Year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of the transfer. There is one exception to this rule. If:

•	you have transferred 25% of the fixed account value each Year for three consecutive Policy Years, and

•	you have not invested any net premium amount in the GPA; or

•	you have not added any net premiums or transfer amounts to the GPA during these three Years; then you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding Policy Year. In this situation, you must transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in good order at our Principal Administrative Office. We do not charge for transfers.

Limits on Frequent Transfers. This policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Therefore, organizations and individuals that use market-timing investment strategies should not purchase this policy.

If we, or the investment adviser to any of the funds available with this policy, determine that your transfer patterns among funds reflect a market timing strategy, we reserve the right to take action, including, but not limited to:

•	not accepting transfer instructions from a policyowner; and

•	restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, the Internet or any other type of electronic medium.

We will notify you in writing if we will not accept your transfer request or we implement a transfer restriction due to your use of market timing investment strategies. We will allow you to re-submit the rejected transfer request and any future transfer requests by regular mail only. If we do not accept your transfer request, we will return the policy value to the investment option that you attempted to transfer from as of the Valuation Date your transfer request is rejected.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a division if the division’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these transfer provisions.

Dollar Cost Averaging

Dollar Cost Averaging (DCA) may be a way to soften the effects of short-term market fluctuations on one’s investment returns. It is an automated-transfer program.

Initially, an amount of money is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that “source division” and allocated to other divisions (“object divisions”).

Since the same, specified dollar amount is transferred to each object division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continuing DCA through periods of fluctuating price levels.

To elect DCA, complete our DCA election form and send it to us for processing. You may specify a termination date for DCA, if you wish to do so.

If, on a specified DCA transfer date however, the source division does not have enough value to make the transfers you elected, DCA will automatically terminate.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging program without prior notification.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Conversely, making planned premium payments does not guarantee that the policy will remain in force.

The policy may terminate if its value cannot cover the monthly charges.

If the policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination. The policy may terminate without value if the account value less any policy debt on a Monthly Calculation Date cannot cover the monthly charges due.

However, we allow a grace period for payment of the premium amount (not less than $10) needed to avoid termination. We will mail you a notice stating this amount.

The policy will terminate without value if we do not receive the required payment by the end of the grace period.

The policy also may terminate if the policy debt limit is reached. (See Policy Loan Privilege.)

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. (See Tax, Payment, and Termination Risks Relating to Policy Loans in “Policy Loan Privilege” later in this Part; and also see Federal Income Tax Considerations in Part V.)

Grace Period. The grace period begins on the date the monthly charges are due. It ends 61 days after that date or, if later, 30 days after the date we mail the notice stating the amount needed.

During the grace period, the policy will stay in force. If the Insured dies during the grace period, the death benefit will be payable. In this case, any unpaid monthly charges to the date of death will be deducted from the death benefit.

Reinstating Your Policy. If your policy terminates, you may reinstate it—that is, put it back in force. But you may not reinstate your policy if:

•	you surrendered it; or

•	five years have passed since it terminated.
Detailed Description of Policy Features

Requirements to Reinstate Your Policy. To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that the Insured still is insurable; and

3.
a premium payment sufficient to produce an account value equal to triple the monthly charges due on the Monthly Calculation Date on, or next following, the reinstatement date. The minimum amount of this premium payment will be quoted on request.

Policy after You Reinstate. If you reinstate your policy, the Selected Face Amount will be the same as it was when it terminated. Your account value at reinstatement will be the premium paid at that time, reduced by the Premium Expense Charge and any monthly charges then due. Surrender charges after reinstatement will apply as if the policy had not terminated. However, if the surrender charge was taken when the policy terminated, then the applicable surrender charges will not be reinstated.

If you reinstate your policy, it may become a “modified endowment contract” under current federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Charges and Deductions

We will deduct charges from the policy to compensate us for:

(a)	providing the insurance benefits under the policy (including any riders);

(b)	administering the policy;

(c)	assuming certain risks in connection with the policy (including any riders); and

(d)	selling and distributing the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Deductions from Premiums

We deduct a Premium Expense Charge from each premium payment you make. The Premium Expense Charge is 4%. It is equal to a Sales Charge of 2% plus a Premium Tax Charge of 2%. The Sales Charge reimburses us for selling and distributing the policy. The Premium Tax Charge reimburses us for the average cost of state and local premium taxes we pay for the policy.

Monthly Charges Against the Account Value

We deduct charges from the account value on each Monthly Calculation Date. The monthly charges are:

(a)	an Administrative Charge;

(b)	a Mortality Charge; and

(c)	a rider charge for any additional benefits provided by rider.

We deduct the monthly charges from the division(s) and the GPA in proportion to the non-loaned values of the policy in the division(s) and the GPA.

Administrative Charge. The monthly Administrative Charge reimburses us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Mortality Charge. The monthly Mortality Charge for a policy is equal to the “amount at risk” under the policy, multiplied by the monthly Mortality Charge rate for that policy month. We determine the amount at risk on the first day of each policy month. It is the amount by which the death benefit (discounted at the monthly equivalent of 3% per year) exceeds the account value.

Mortality Charge rates are based on the gender, Issue Age, and risk class of the Insured, and the Year of Coverage. We currently place Insureds into the following three standard rate classes: Preferred Nonsmoker, Nonsmoker, and Smoker. We also have substandard rate classes for greater mortality risks. In otherwise identical policies, the monthly Mortality Charge rate is higher for Smokers than for Nonsmokers and higher for Nonsmokers than for Preferred Nonsmokers.

Rider Charge. You can obtain additional benefits by requesting riders on your policy. The monthly rider charges include charges for any benefits you add by rider.

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge. Each day we deduct a charge from the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The expense risk is a risk that our costs of issuing and administering policies may be more than we estimated.

If we do not need all the money we collect in mortality and risk charges to cover death benefits and expenses, the amount we do not need will be our gain. However, even if the money we collect is not enough to cover death benefits and expenses, we will pay all death benefits and expenses.

Investment Management Fee and Other Expenses. Each of the funds incurs investment management fees and other expenses. These are deducted from the fund.

Surrender Charges

The surrender charge has two parts: an Administrative Surrender Charge and a Sales Load Surrender Charge. The Administrative Surrender Charge applies during the first 10 Policy Years for the initial Selected Face Amount, and during the first 10 Years of Coverage following an increase in the Selected Face Amount, if you surrender the policy or decrease the Selected Face Amount. The Sales Load Surrender Charge applies for the first 15 Policy Years, and during the first 15 Years of Coverage following an increase in the Selected Face Amount, if you surrender the policy or decrease the Selected Face Amount.

Administrative Surrender Charge. This charge is $5 for each $1,000 of Selected Face Amount. It remains level for five years; it then grades down to zero over the next five years. This charge reimburses us for expenses incurred in issuing the policy, such as processing the applications (including underwriting) and setting up computer records.

Sales Load Surrender Charge. During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase, this charge is equal to 26% of the premiums paid for the coverage up to the Surrender Charge Band, plus 4% of premiums paid for the coverage in excess of the Surrender Charge Band up to three times the Surrender Charge Band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year.

The Surrender Charge Band is set forth in the policy and is an amount based on the Selected Face Amount and varies by the age and gender of the Insured at the time of purchase.

Decrease in Selected Face Amount. If you decrease your Selected Face Amount, we cancel all or a part of your Selected Face Amount segments. We charge a surrender charge. The surrender charge is equal to the pro rata surrender charge for each decreased or canceled Selected Face Amount segment.

After a Selected Face Amount decrease, we reduce the surrender charge for the remaining segments by the amount of the partial surrender charge.

Other Charges

Withdrawal Fee. If you make a partial Withdrawal from your policy, we deduct $25 (or 2% of the amount withdrawn, if less) from the amount you withdraw. This fee reimburses us for administering withdrawals.

Loan Interest Rate Expense Charge. This charge reimburses us for the expenses of administering loans.

Charge for Increase in Selected Face Amount. We currently do not charge you to increase your Selected Face Amount. We reserve the right to impose a charge in the future, however, in no event would the charge exceed $75. The charge is designed to reimburse us for underwriting and administrative costs associated with the increase.

Charge for Change from Option 1 to Option 2. We currently do not charge for a change from Death Benefit Option 1 to Death Benefit Option 2. We reserve the right to impose a charge in the future, however, in no event would the charge exceed $75. The charge is designed to reimburse us for the underwriting and administrative costs associated with the change.

Special Circumstances

We may vary the charges and other terms of policies where special circumstances result in sales or administrative expenses or insurance risks that are different than those normally associated with these policies. We will make these variations only in accordance with uniform rules we establish.

Account Value, Cash Surrender Value, Surrender, and Withdrawals

The account value of the policy has two components: the variable account value and the fixed account value.

Variable Account Value. The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;

•	transfers to the Separate Account from the Guaranteed Principal Account;

•	transfers and withdrawals from the Separate Account;

•	monthly charges and surrender charges deducted from the Separate Account; and

•	the net investment experience of the Separate Account.

These transactions are all reflected in the variable account value through the purchase and sale of accumulation units.

Net Investment Experience and Accumulation Units. The net investment experience of the variable account value is reflected in the value of the accumulation units. The value of your accumulation units in a division is equal to:

•	the accumulation unit value in that division; multiplied by

•	the number of accumulation units in that division credited to your policy.

We purchase and sell accumulation units at the unit value as of the closing time of the New York Stock Exchange on the Valuation Date processed.

If we receive a premium or a transaction request in good order before the closing time on a Valuation Date, units will be purchased or sold as of that Valuation Date. If we receive it in good order after that time, units will be purchased or sold as of the next Valuation Date.

The variable account value of the policy is the total of the values of the accumulation units in each division credited to the policy.

Fixed Account Value. The fixed account value is the accumulation at interest of:

•	net premiums allocated to the Guaranteed Principal Account; plus

•	amounts transferred into the GPA from the Separate Account; minus

•	amounts transferred or withdrawn from the GPA; and minus
Detailed Description of Policy Features

•	monthly charges and surrender charges deducted from the GPA.

Interest on the Fixed Account Value. The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual loan interest rate minus the Loan Interest Rate Expense Charge; or

•	3% if greater.

For the part of the fixed account in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or

•	3% if greater.

Cash Surrender Value. The cash surrender value of the policy is equal to:

•	the account value; minus

•	any surrender charges that apply; and minus

•	any policy debt.

Surrender. You may surrender your policy by sending a written request, using our surrender form and any other forms we require, to us at our Principal Administrative Office. The surrender will be effective on the Valuation Date we receive all required forms in good order. We will process it within seven days.

Withdrawals. After the first Policy Year, you may withdraw up to 75% of the cash surrender value.

We deduct a fee from the amount withdrawn. We do not charge a surrender charge for a Withdrawal. The minimum amount you can withdraw is $100 (including the Withdrawal fee).

You must state in the withdrawal request from which divisions or the GPA you want the withdrawal made. The Withdrawal amount you wish taken from each division of the Separate Account and from the GPA may not exceed the non-loaned account value in each of these.

If you have chosen Death Benefit Option 1, we will reduce the Selected Face Amount by the amount of the Withdrawal unless you provide evidence satisfactory to us that the Insured still is insurable. We may not allow a Withdrawal if it would result in a reduction of the Selected Face Amount to less than the minimum Initial Face Amount.

The withdrawal will be effective on the Valuation date we receive the written request in good order. We will process it within seven days.

Taking a withdrawal may have adverse tax consequences under federal tax law, possibly including a 10% penalty. Please consult your tax adviser. (See also Federal Income Tax Considerations in Part V.)

Policy Loan Privilege

General. After the first Policy Year, you may take a loan from the policy as long as the account value exceeds the total of any surrender charges. You must assign the policy to us as collateral for the loan. The maximum amount you can borrow at any time is 90% of the policy’s account value less any surrender charge. If there is any outstanding policy debt, including any accrued interest, it reduces the maximum amount available.

Source of Loan. We take the policy loan amount from the divisions and the GPA in proportion to the amount of account value in each division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the divisions of the Separate Account from which the loan is taken.

We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay granting any loan you want taken from the GPA for up to six months. We may delay granting any loan from the divisions during any period that:

(i)	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)	trading is restricted;

(iii)	the SEC determines a state of emergency exists; or

(iv)	the SEC permits us to delay payment for the protection of our Owners.

The policy also may terminate due to insufficient value or premium payments. (See Grace Period and Termination.)

Loan Interest Charged. At the time of application, you may select either a fixed loan interest rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate. Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your “contract state.” The maximum rate is the greater of:

(i)	the published monthly average for the calendar month ending two months before the Policy Year begins; or

(ii)	4%.

If the maximum rate is less than  1 /2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least  1 /2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each Policy Anniversary. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the divisions and the GPA in proportion to the non-loaned account value in each.

Repayment. You may repay all or part of any policy debt at any time while the Insured is living and while the policy is in force. We will allocate any other loan repayment to the GPA until you have repaid all loan amounts that were deducted from the GPA. We will allocate additional loan repayments based on the premium allocation. You must clearly identify the payment as a loan repayment or we will consider the payments premium payments.

We will deduct any outstanding policy debt from the proceeds payable at death or the surrender of the policy.

Interest on Loaned Value. We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 3% and the policy loan rate less a Loan Interest Rate Expense Charge. We guarantee this Charge will not exceed 2%. Currently, the Charge is 0.90%.

Effects of Policy Loans. A policy loan affects the policy since we reduce the death benefit and cash surrender value by the amount of the loan and any accrued loan interest. If you repay the loan, we increase the death benefit and cash surrender value under the policy by the amount of the repayment.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.

Whenever total policy debt (which includes accrued interest) equals or exceeds the account value less surrender charges, we will send a notice to you. This notice will state the amount needed to bring the policy debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, and if policy debt equals or exceeds the account value less any surrender charges at the end of those 31 days, the policy terminates without value.

The policy also may terminate due to insufficient value. (See Grace Period and Termination.)

Tax, Payment, and Termination Risks Relating to Policy Loans. Taking a policy loan could have adverse tax consequences for you. For example, if your policy is a “modified endowment contract” under current federal tax law, all or a portion of the loan may be treated as taxable income in the year you receive it; any loan amount that is taxable may be subject to an additional 10% penalty. (See Federal Income Tax Considerations in Part V, and especially the Modified Endowment Contracts section.)

If your policy is not a “modified endowment contract,” you may incur a significant income tax liability if the policy terminates before the death of the Insured. In this case, if your account value, reduced by any surrender charges, exceeds your cost basis for the policy, the excess will be taxable as income. Payments you receive upon termination of the policy, if any, may not be sufficient to cover the resulting tax liability. (Also see the Policy Proceeds and Loans section in Federal Income Tax Considerations.) To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the Insured; (4) high or increasing amount at risk, depending on Death Benefit Option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions (withdrawals) under the policy.

In this case, if you surrender your policy without an outstanding loan, your net surrender value is equal to your account value of $15,000; you receive a payment equal to the $15,000 net surrender value, and your taxable income is $5,000 ($15,000 account value minus $10,000 cost basis).

However, if in this example you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

This potential situation of taxable income from policy termination exceeding the payment received at termination also may occur if the policy terminates without value because the policy debt limit is reached. If in this latter example the account value were to decrease to $14,000, due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventive action.
Detailed Description of Policy Features

III. Investment Options

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account (“GPA”). You also may transfer some or all of the account value in the divisions of the Separate Account to the GPA. Neither our general investment account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our general investment account. Our general investment account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our general investment account.

We guarantee amounts allocated to the GPA in excess of any policy debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the policy loan rate less the Loan Interest Rate Expense Charge. This charge will not be greater than 2% per year. This rate will be paid regardless of the actual investment experience of the GPA. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on June 9, 1982, as a separate investment account of MML Bay State. The Separate Account is maintained under the laws of the State of Connecticut. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have since divided this segment into 13 divisions. Each division invests in shares of a designated Fund as follows:

Division	Fund

American Century® VP Income & Growth	American Century® VP Income & Growth Fund

Fidelity® VIP II Contrafund®	Fidelity® VIP II Contrafund® Portfolio (Initial Class)

MML Blend	MML Blend Fund

MML Equity	MML Equity Fund

MML Equity Index	MML Equity Index Fund (Class II)

MML Managed Bond	MML Managed Bond Fund

MML Money Market	MML Money Market Fund

MML Small Cap Equity†	MML Small Cap Equity Fund†

Oppenheimer Aggressive Growth	Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Capital Appreciation	Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Global Securities	Oppenheimer Global Securities Fund/VA

Oppenheimer Strategic Bond	Oppenheimer Strategic Bond Fund/VA

T. Rowe Price Mid- Cap Growth	T. Rowe Price Mid- Cap Growth Portfolio

†Prior to May 1, 2002, the division was called MML Small Cap Value Equity and the fund was called MML Small Cap Value Equity Fund.

We may establish additional divisions within the segment in the future.
Investment Options

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of MML Bay State. Assets in the Separate Account attributable to the reserves and other liabilities under the policies cannot be charged with liabilities from any other business conducted by MML Bay State. We may transfer to our General Account any assets that exceed anticipated obligations of the Separate Account.

The Funds

The investment funds available through the policy are offered by five investment companies and trusts. They each provide an investment vehicle for the separate investment accounts of variable life policies and variable annuity contracts offered by companies such as MML Bay State. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by MML Bay State and by other affiliated and non-affiliated life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying funds, it is possible that conflicts could arise between policyowners and owners of the variable annuity contracts.

The boards of trustees or boards of directors of the funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the boards will notify the Insurers and they will take appropriate action to eliminate the conflicts.

We purchase the shares of each fund for the division at net asset value. All dividends and capital gain distributions received from a fund are automatically reinvested in that fund at net asset value, unless MML Bay State, on behalf of the Separate Account, elects otherwise. We redeem shares of the funds at their net asset values as needed to make payments under the policies.

Some of the funds offered are similar to, or are “clones” of, mutual funds offered in the retail marketplace. These “clone” funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds’ sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the policy. It is not an indication of future performance of the policy funds.

Rates of Returns

From time to time, we may report different types of historical performance for the divisions of the Separate Account available under this policy. These returns will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns do not reflect any deductions from premiums; monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report different types of actual historical performance of the investment funds underlying each division of the Separate Account. The returns we report for these funds will reflect the fund operating expenses; they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance, as past performance is no indication of future results. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post monthly investment performance reports for VLS on our Web site at massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our Life Service Center at 1-800-272-2216, Monday-Friday, 8 AM to 8 PM eastern time. Questions about the information in these reports should be directed to your personal financial representative.

On request, we will provide an illustration of account values and net surrender values for hypothetical Insureds of given ages, genders, risk classifications, premium levels and Initial Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The illustration will show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized). The net surrender value figures will assume all fund charges, the mortality and expense risk charge, and all other policy charges are deducted. The account value figures will assume all charges except the surrender charge are deducted.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

Fund Profiles

Following is a summary of the investment objectives of each fund. Please note there can be no assurance any fund will achieve its objectives. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in the accompanying prospectuses.

American Century® Variable Portfolios, Inc. (“American Century VP”)

American Century VP is a diversified, open-end, management investment company.

American Century® VP Income & Growth Fund

American Century® VP Income & Growth Fund seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected return.

Fidelity® Variable Insurance Products (“VIP”) Fund II

The Fidelity VIP Fund II is an open-end, management investment company.

Investment Options

Fidelity® VIP II Contrafund® Portfolio (Initial Class)

Fidelity® VIP II Contrafund Portfolio seeks long-term capital appreciation. It invests primarily in stocks of domestic and foreign companies whose value the investment adviser believes is not fully recognized by the public.

MML Series Investment Fund (“MML Trust”)

The MML Trust is a no-load, open-end, investment company.

MML Blend Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed-income, and money market securities.

MML Equity Fund

Sub-adviser: David L. Babson & Company Inc. and Alliance Capital Management, L.P.

The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund (Class II)

Sub-adviser: Deutsche Asset Management, Inc.

The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®.

The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.

MML Managed Bond Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade fixed income securities.

MML Money Market Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Money Market Fund seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.

MML Small Cap Equity Fund*

Sub-adviser: David L. Babson & Company Inc.

The MML Small Cap Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

*Prior to May 1, 2002, this fund was called MML Small Cap Value Equity Fund.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”)

Oppenheimer Funds is an open-end investment company.

Oppenheimer Aggressive Growth Fund/VA

The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in companies believed to have significant growth potential.

Oppenheimer Capital Appreciation Fund/VA

The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing mainly in equity securities of well-known, established companies.
Investment Options

Oppenheimer Global Securities Fund/VA

The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation. It invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer Strategic Bond Fund/VA

The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities. It invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc., is a diversified, open-end, investment company.

T. Rowe Price Mid-Cap Growth Portfolio

The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation. It invests in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index, or the Russell MidCap Growth Index.

The Investment Advisers and Sub-advisers

American Century Investment Management, Inc. (“American Century”), is the investment manager of American Century VP. American Century’s address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

Fidelity Management & Research Company (“FMR”) is the investment adviser to the Fidelity VIP Fund II. Fidelity Investments has its principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109.

Beginning January 1, 2001, FMR Co., Inc. (“FMRC”), serves as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR.

MassMutual serves as investment adviser to the MML Trust.

MassMutual has entered into sub-advisory agreements with David L. Babson & Company Inc. (“Babson”), which is a controlled subsidiary of MassMutual, whereby Babson manages the investments of the MML Blend Fund, MML Managed Bond Fund, MML Money Market Fund, and the MML Small Cap Equity Fund.

MassMutual has entered into sub-advisory agreements with David L. Babson & Company, Inc. (“Babson”), which is a controlled subsidiary of MassMutual, and Alliance Capital Management L.P. (“Alliance”), whereby Babson and Alliance each manage a portion of the MML Equity Fund.

MassMutual has entered into sub-advisory agreements with Deutsche Asset Management, Inc. (“DAMI”). DAMI manages the investments of the MML Equity Index Fund.

The Oppenheimer Funds are advised by OppenheimerFunds, Inc. (“OFI”). OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers of OFI and ultimately controlled by MassMutual. OFI is located at 498 Seventh Avenue, New York, New York 10018.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), was founded in 1937 and is the investment adviser to the T. Rowe Price Equity Series, Inc. T. Rowe Price has its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202.
Investment Options

IV. Other Policy Information

When We Pay Proceeds

If the policy has not terminated, we normally pay surrender, withdrawal, or loan proceeds, or the death benefit, within seven days after we receive all required documents in good order at our Principal Administrative Office.

In addition, a death claim is not in good order until we have determined that it is valid. We investigate all death claims occurring within any two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When we receive the information from a completed investigation, we generally determine within five days whether the claim is valid.

We pay interest on the death benefit from the date of death to the date of payment.

We can delay payment of the net surrender value or any withdrawal or loan from the Separate Account during any period when:

(i)	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or
(ii)	trading is restricted by the SEC; or
(iii)	the SEC declares an emergency exists; or
(iv)	the SEC, by order, permits us to delay payment in order to protect our Owners.

Also, we can delay payment of the death benefit during such a period if:

•	the period begins on or before the date of the Insured’s death; and
•	the amount of the death benefit is based on the variable account value of the policy as of the date of the Insured’s death.

We may delay paying any net surrender value, any withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Principal Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Payment Options

We will pay the policy proceeds (the death benefit or the cash surrender value) in cash. Or if you wish, we will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the policy. The following payment options are currently available.

Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.

Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 2.5%.
Other Policy Information

Installments of Specified Amount	Each monthly payment is for an agreed specified amount not less than $10 for each $1,000 applied under the option. Interest of at least 2.5% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount we hold runs out.

Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payment of the total amount applied, we will continue to make monthly payments as long as the named person lives.

Joint Lifetime Income	Equal monthly payments based on the lives of two named persons. The same payment is made each month until both named persons have died. You can elect income with or without a minimum payment period.

Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living. When one person dies, we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. Payments stop when both named persons have died.

Withdrawal Rights Under Payment Options. If provided in the payment option election, you may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person’s life.

Beneficiary

A Beneficiary is any person named in our records to receive insurance proceeds at the Insured’s death. The applicant names the Beneficiary in the application for the policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

You may change the Beneficiary during the Insured’s lifetime by writing to our Principal Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the Insured’s death, unless provided otherwise, the death benefit is paid to you or, if deceased, to your estate.

Assignment

You may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Principal Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any policy change or reinstatement requiring evidence of insurability, we cannot, in the absence of fraud, contest the validity of your policy after it has been in force during the Insured’s lifetime for two years after the Issue Date.

For any policy change or reinstatement requiring evidence of insurability, we cannot, in the absence of fraud, contest the validity of the change or reinstatement after it has been in effect for two years during the lifetime of the Insured.
Other Policy Information

Error of Age or Gender

If the Insured’s age or gender is misstated in the policy application, we will adjust the death benefit we pay under the policy based on what the policy would provide based on the most recent Monthly Charge for the correct date of birth and correct gender.

Suicide

If the Insured dies by suicide, while sane or insane, the policy benefit may be limited.

•	If the death occurs within two years after the Issue Date, the death benefit will be limited to the sum of all premiums paid, less any withdrawals and any policy debt.

•
If death occurs within two years after the effective date of an increase in Selected Face Amount (but at least two years after the Issue Date), the death benefit attributed to the increase is limited to the sum of the monthly charges made for the increase.

However, if a refund was payable as the result of suicide during the first two years following the Issue Date or the Reinstatement Date of the policy, there is no additional refund for any Selected Face Amount increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the monthly charges. If you choose to add a rider for which we charge you may cancel it at any time upon written request.

The terms and conditions of these riders may vary from state to state. Subject to state availability, the following riders are available.

Disability Benefit Rider. This rider provides that, in the event of the Insured’s total disability that begins before Attained Age 65 and continues for at least six months, we will apply a premium payment to the policy on each Monthly Calculation Date while the Insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60).

At the time of application, you choose a Specified Monthly Amount. In the event of the Insured’s total disability, the amount of the premium payment applied on each Monthly Calculation Date will be the greater of: (a) the Specified Monthly Amount; or (b) the Monthly Charge (increased by the current Premium Expense Charge) on that Monthly Calculation Date.

Accidental Death Benefit Rider. This rider provides for an addition to the death benefit in the event the Insured’s death was caused by accidental bodily injury occurring within six months before the Insured’s death. This rider provides no benefit if the Insured dies after Attained Age 69.

Insurability Protection Rider. This rider allows the Policyowner to increase the Selected Face Amount of the policy for a specified amount on specified dates, without evidence of insurability.

Death Benefit Guarantee Rider. Until Attained Age 70 or 40 years from the Policy Date, whichever is sooner, the policy will not terminate when the account value is insufficient to cover the Monthly Charge on a Monthly Calculation Date if (a) exceeds (b) where:

(a)	is the sum of all premiums paid, minus any withdrawals, and minus any policy debt; and

(b)	is the sum of Minimum Monthly Premiums for this rider since the Policy Date.

Minimum Monthly Premiums may be paid on other than a monthly basis as long as the sum of premiums paid is at least equal to the total required Minimum Monthly Premiums on each Monthly Calculation Date. The Minimum Monthly Policy Premium may change if the Selected Face Amount is increased or decreased or if riders are added, changed, or terminated. The new Minimum Monthly Premium will apply from the effective date of the change.

If, on a Monthly Calculation Date, the Minimum Monthly Policy Premium requirement has not been met, you will be given an additional 61 days to pay a premium sufficient to maintain the death benefit guarantee. The required payment will be equal to (a) the smallest amount needed to meet the requirement as of that date, plus (b) two times the Minimum Monthly Premium for that date. If the required payment is not received within this period, the rider will terminate and the death benefit guarantee will be lost. Once the rider is terminated, it cannot be reinstated.

Accelerated Death Benefit Rider. This rider advances the Policyowner a portion of the death benefit when we receive proof, satisfactory to us, that the Insured is terminally ill and is not expected to live more than 12 months. In return for the advanced payment, a lien is established against the policy, equal to the amount of the death benefit accelerated under the policy. Interest is not charged on the lien.

Right to Exchange Insured Endorsement. Upon request, the policy may include a Right to Exchange Insured Endorsement. Under this endorsement, the policy may be exchanged for a new policy on the life of a new insured, subject to certain conditions and satisfactory evidence of insurability.

Sales and Other Agreements

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, MA 01144-1013, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the “NASD”).

The policy is no longer offered for sale to the public. Owners may continue, however, to make premium payments under their existing policies.

MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). The policy was sold through agents who are licensed by the state insurance department to sell the policy and are also registered representatives of selling brokers.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. Those third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

MML Distributors receives compensation for its activities as the underwriters of the policy.

Agents who sell these policies will receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each Year of Coverage. These commissions distinguish between premiums up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender, and risk classification of the Insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year. The maximum commission percentages are as follows.

For coverage year 1, 50% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; for coverage years 2 through 5, 6% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; for coverage years 6 and 7, 5% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; for coverage years 8 through 10, 4% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; and for coverage years 11-20, 2% of all premium paid. Also, for Policy Years 2-20, 0.15% of the average monthly account value during the Year; and for Policy Years 21 and beyond, 0.05% of the average monthly account value during the Year.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MML Bay State and MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives also may receive commission overrides, allowances and other compensation.

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the policies.
Other Policy Information

V. Other Information

MML Bay State and MassMutual

MML Bay State Life Insurance Company (the “Company”) is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MML Bay State was organized in 1894 under the laws of the state of Missouri and was formerly known as Western Life Insurance Company of America. MassMutual purchased the company in 1981 and changed its name in March 1982. On June 30, 1997, the Company was redomesticated from the state of Missouri to the state of Connecticut. MML Bay State’s home office is located in Hartford, CT. The Company provides life insurance and annuities to individuals and group life insurance to institutions.

Massachusetts Mutual Life Insurance Company (the “Company”) is a global, diversified financial services organization providing life insurance, long-term care, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. The Company is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.

MML Bay State’s Tax Status. MML Bay State is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The segment and the Separate Account are part of MML Bay State.

Due to MML Bay State’s current tax status, we do not charge the segment for MML Bay State’s federal income taxes that may be a result of activity of the segment. Periodically, MML Bay State reviews the question of a charge to the segment for MML Bay State’s federal income taxes. In the future, we may impose a charge for any federal income taxes paid by MML Bay State resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the Guaranteed Principal Account, we may charge for the policy’s share of MML Bay State’s federal income taxes that are a result of activity of the GPA.

Under current laws, MML Bay State may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. MML Bay State reserves the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

Annual Reports

MassMutual or MML Bay State maintains the records and accounts relating to the Separate Account, the segment and the divisions. Each year within the 30 days following the Policy Anniversary Date, we will mail you a report showing:

(i)	the account value at the beginning of the previous Policy Year,

(ii)	all premiums paid since that time,

(iii)	all additions to and deductions from the account value during the year, and

(iv)	the account value, death benefit, cash surrender value and policy debt as of the last Policy Anniversary Date.

This report may contain additional information if required by any applicable law or regulation.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood the current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the Beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy Face Amount. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and

•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its cash surrender value, all or a portion of the distribution may be taxable as income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when it is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your income as a result of the surrender.

A change of the Owner or the Insured, or an exchange or assignment of the policy, may cause the Owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the Owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the Owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s cash surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your Beneficiary depends on MML Bay State’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Owner or Beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policyowner, have control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policyowner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual Owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 1 /2; or

(ii)	made because the taxpayer became disabled; or

(iii)
made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

Other Information

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new, lower 7-pay limit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distributions and loans.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC provides that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, the IRS has not exercised its authority to extend the MEC tax rules to any distributions received in a year prior to the one in which the policy became a MEC.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy to the extent you have invested in these divisions.

Your right to instruct us is based on the number of shares of the Funds attributable to your policy. The policy’s number of shares of the Funds is determined by dividing the policy’s account value held in each division of the Separate Account by $100. Fractional votes are counted.

You receive proxy material and a form to complete giving us voting instructions. Shares of the Funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.

Reservation of Rights

We reserve the right to take certain actions. Specifically, we reserve the rights to:

•	Create new divisions of the Separate Account;

•	Create new Separate Accounts and new segments;

•	Combine any two or more Separate Accounts, segments or divisions;

•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;

•
Invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases.

•	Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;

•	Substitute one or more funds for other funds with similar investment objectives;

•	Delete funds or close funds to future investments; and

•	Change the name of the Separate Account.

We have reserved all rights to the name MML Bay State Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

Service Agreement

In addition to acting as an investment manager for the funds underlying the divisions of the Separate Account, MassMutual performs certain investment and administrative duties for MML Bay State. MassMutual does this according to a written agreement. The agreement is renewed automatically each year, unless either party terminates it. Under this agreement, we pay MassMutual for salary costs and other services and an amount for indirect costs incurred through MML Bay State’s use of MassMutual’s personnel and facilities.

Bonding Arrangement

An insurance company blanket bond is maintained providing $100 million coverage for directors, officers and employees, general agents and agents of MassMutual and MML Bay State (subject to a $500,000 deductible).

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of our management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations, or liquidity.

Experts

The financial statements included in this prospectus for the Variable Life Select (VLS) segment of MML Bay State Variable Life Separate Account I and the audited statutory statements of financial position of MML Bay State Life Insurance Company as of December 31, 2001 and 2000, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the years ended December 31, 2001, 2000 and 1999 included elsewhere in the prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement (which report on MML Bay State Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the change in certain accounting practices as a result of the State of Connecticut Insurance Department’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001), which practices differ from accounting principles generally accepted in the United States of America and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Other Information

Appendix A

Definition of Terms

Account Value: The sum of the variable account value and the fixed account value of the policy.

Attained Age: The Issue Age of the Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by you to receive some or all of the death benefit at the Insured’s death.

Cash Surrender Value: The amount payable to an Owner upon surrender of the policy. It is equal to the account value less any surrender charges that apply and less any policy debt.

Death Benefit: The amount paid following receipt of due proof of the Insured’s death. The amount is equal to the benefit provided by the Death Benefit Option in effect on the date of death less any policy debt outstanding and any unpaid monthly charges to the date of death.

Death Benefit Option: The policy offers two Death Benefit Options for determination of the amount of the death benefit. The Death Benefit Option is elected at time of application and, subject to certain requirements, may be changed at a later date.

Fixed Account Value: The current account value that is allocated to the Guaranteed Principal Account.

Good Order: Generally, “in good order” means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.

Guaranteed Principal Account (“GPA”): Part of our general investment account, the GPA is a fixed account to and from which you may make allocations and transfers.

Insured: The person whose life this policy insures.

Issue Age: The age of the Insured at his or her birthday nearest the Policy Date.

Issue Date: The date on which the policy is actually issued; it is also the date the suicide and contestability periods begin.

Minimum Face Amount: The death benefit needed for the policy to qualify as life insurance under federal tax law.

Monthly Calculation Date: The monthly date on which the monthly charges for the policy are due. The first Monthly Calculation Date is the Policy Date, and subsequent Monthly Calculation Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the policy account value each month.

Net Premium: The premium payment we receive in good order, minus the Premium Expense Charge.

Notice: A notification, in a form satisfactory to us, that we receive at our Administrative Office. A notice usually must be written, but we may accept notices by other means.

If we accept a notice by telephone, facsimile, or electronic mail, we will take reasonable steps to confirm that the notification is in a form satisfactory to us. For example, we may record all notices accepted by telephone. If you incur a loss due to unauthorized or fraudulent notification, we may be liable for the loss if caused by our failure to take these steps.

Appendix A
Owner: The person or entity that owns the policy.

Policy: The flexible premium variable whole life insurance policy offered by MML Bay State and described in this prospectus.

Policy Anniversary Date: An anniversary of the Policy Date.

Policy Date: The date shown on the policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Calculation Dates.

Policy Debt: All outstanding policy loans plus accrued loan interest.

Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

Principal Administrative Office: Our Principal Administrative Office is located at P.O. Box 1865, Life Customer Service Center Hub, Springfield, Massachusetts 01102-1865.

Request: A notice asking for a change or an additional benefit. We may require that this notice be in good order.

Separate Account: The policy’s designated segment of the “MML Bay State Variable Life Separate Account I” established by MML Bay State and maintained under the laws of Connecticut. It is registered as a unit investment trust with the Securities and Exchange Commission under 1940 Act. The Separate Account is used to receive and invest net premiums for this policy.

Target Premium: The level of premium payments used to determine commission payments. The Target Premium is based on the Issue Age, gender, and risk classification of the Insured.

Valuation Date: A date on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Variable Account Value: The total of the values of the accumulation units credited to the policy in each division of the Separate Account multiplied by your number of units in that division.

We, us, our: Refer to MML Bay State.

Year of Coverage: For the initial Selected Face Amount, each Policy Year is a Year of Coverage. For any increase in the Selected Face Amount, each Year of Coverage is measured from the effective date of the increase.

You, your: Refer to the Owner of the policy.
Appendix A
Appendix B

Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1

Assume the following:

•	Selected Face Amount is $1,000,000

•	Account value is $50,000

•	Minimum Face Amount is $219,000

•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the Minimum Face Amount increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the Minimum Face Amount decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Selected Face Amount is $1,000,000

•	Account value is $50,000

•	Minimum Face Amount is $219,000

•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Selected Face Amount plus account value).

If the account value increases to $80,000 and the Minimum Face Amount increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the Minimum Face Amount decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Selected Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Selected Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Selected Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Selected Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Selected Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Example II ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Selected Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Selected Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Selected Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Selected Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Selected Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain $700,000.

Appendix B

Appendix C

Directors of MML Bay State Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Lawrence V. Burkett, Jr., Director 1295 State Street Springfield, MA 01111	MML Bay State Life Insurance Company
    Director (since 1996)
    President and Chief Executive Officer (1996-1999)
Massachusetts Mutual Life Insurance Company
Executive Vice President and General Counsel (since 1993)

Isadore Jermyn, Director and Senior Vice President and Actuary 1295 State Street Springfield, MA 01111	MML Bay State Life Insurance Company
    Director (since 1990) and Senior Vice President and Actuary
        (since 1996)
Massachusetts Mutual Life Insurance Company
    Senior Vice President and Actuary (since 1999 and 1995-1998)
Senior Vice President and Chief Actuary (1998-1999)

Efrem Marder, Director 1295 State Street Springfield, MA 01111	MML Bay State Life Insurance Company
    Director (since 1999)
David L. Babson and Co. Inc.
    Executive Director (since 2000)
Massachusetts Mutual Life Insurance Company
    Executive Director (1998-2000)
Senior Managing Director (1996-1998)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	MML Bay State Life Insurance Company
    Director (since 1999)
    Chairman, President and Chief Executive Officer (since 2000)
Massachusetts Mutual Life Insurance Company
    Chairman (since 2000), President and Chief Executive Officer
        (since 1999)
American International Group, Inc.
    Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Appendix C

PRINCIPAL OFFICERS (other than those who are also Directors):

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Stuart H. Reese, Executive Vice President-Investments 1295 State Street Springfield, MA 01111	MML Bay State Life Insurance Company
    Executive Vice President-Investments (since 1999)
    Director (1994-1999)
    Senior Vice President-Investments (1996-1999)
David L. Babson and Co. Inc.
    President and Chief Executive Officer (since 1999)
Massachusetts Mutual Life Insurance Company
    Executive Vice President and Chief Investment Officer
        (since 1999)
Chief Executive Director-Investment Management (1997-1999)

James E. Miller, Executive Vice President 1295 State Street Springfield, MA 01111	MML Bay State Life Insurance Company
    Director (1998-1999)
    Executive Vice President-Life Operations (since 1999)
    Senior Vice President-Life Operations (1998-1999)
Massachusetts Mutual Life Insurance Company
    Executive Vice President (since 1997 and 1987-1996)
MassMutual Benefits Management, Inc.
    Director (since 1998)
CM Benefit Insurance Company
    Director (since 2000)
    Executive Vice President-Life Operations (since 1999)
Senior Vice President-Life Operations (1998-1999)

Matthew Winter, Executive Vice President 1295 State Street Springfield, MA 01111	MML Bay State Life Insurance Company
    Executive Vice President (since 2001)
Massachusetts Mutual Life Insurance Company
    Executive Vice President (since 2001)
    Senior Vice President (1998-2001)
Vice President (1996-1998)

Edward M. Kline, Vice President and Treasurer 1295 State Street Springfield, MA 01111	MML Bay State Life Insurance Company Vice President (since 1999) and Treasurer (since 1997) Massachusetts Mutual Life Insurance Company Vice President (since 1989) and Treasurer (since 1997)

Ann F. Lomeli, Senior Vice President and Secretary 1295 State Street Springfield, MA 01111	MML Bay State Life Insurance Company
    Senior Vice President (since 1999) and Secretary (since 1998)
    Vice President (1997-1999)
Massachusetts Mutual Life Insurance Company
    Senior Vice President, Secretary and Deputy General Counsel
        (since 1999)
    Vice President, Secretary and Deputy General Counsel (1999)
    Vice President, Secretary and Associate General Counsel
        (1998-1999)
    Vice President, Associate Secretary and Associate General
Counsel (1996-1998)

Appendix C

Independent Auditors’ Report

The Board of Directors and Policyowners of
MML Bay State Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the divisions of MML Bay State Variable Life Separate Account I –  Variable Life Select Segment (“the Account”), as of December 31, 2001, the related statements of Operations and the statements of Changes in Net Assets for the years ended December 31, 2001, 2000 and 1999. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 2001, the results of its operations and its changes in net assets for the years ended December 31, 2001, 2000 and 1999 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 15, 2002

MML Bay State Variable Life Separate Account I - Variable Life Select Segment

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

	American Century VP Income & Growth Division	Fidelity® VIP II Contra- fund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	*Oppen- heimer Aggre- ssive Growth Division	**Oppen- heimer Capital Appre- ciation Division	Oppen- heimer Global Securities Division	Oppen- heimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

ASSETS

Investments

Number of shares	708,736	620,181	3,143,545	7,909,443	602,467	728,115	9,115,662	399,101	1,575,950	1,933,168	2,619,464	1,083,503	490,784

Identified cost (Note 3B)	$ 5,185,717	$ 13,919,502	$ 66,587,605	$257,614,678	$ 9,767,798	$ 8,893,892	$ 9,103,570	$ 3,627,029	$ 80,365,785	$ 74,787,128	$ 66,431,309	$ 5,233,764	$ 8,783,667

Value (Note 3A)	$ 4,578,432	$ 12,484,236	$ 46,405,303	$168,340,062	$ 8,512,862	$ 8,932,556	$ 9,104,359	$ 3,858,124	$ 64,172,700	$ 70,715,298	$ 59,828,552	$ 5,005,782	$ 8,961,710

Dividends receivable	-	-	-	-	-	-	13,580	-	-	-	-	-	-

Receivable from MML Bay State

Life Insurance Company	10,033	18,151	27,803	-	13,514	2,159	9,862	8,100	27,249	32,726	-	4,431	10,272

Total assets	4,588,465	12,502,387	46,433,106	168,340,062	8,526,376	8,934,715	9,127,801	3,866,224	64,199,949	70,748,024	59,828,552	5,010,213	8,971,982

LIABILITIES

Payable to MML Bay State Life Insurance Company	-	-	-	34,938	-	-	-	-	-	-	47,120	-	-

NET ASSETS	$ 4,588,465	$ 12,502,387	$ 46,433,106	$168,305,124	$ 8,526,376	$ 8,934,715	$ 9,127,801	$ 3,866,224	$ 64,199,949	$ 70,748,024	$ 59,781,432	$ 5,010,213	$ 8,971,982

Net Assets

For variable life insurance policies	$ 4,588,465	$ 12,502,387	$ 46,433,106	$168,305,124	$ 8,526,376	$ 8,934,715	$ 9,127,801	$ 3,866,224	$ 64,199,949	$ 70,748,024	$ 59,781,432	$ 5,010,213	$ 8,971,982

Accumu- lation units (Note 7 and 8)

Policyowners	5,168,553	13,714,302	30,362,700	103,245,393	9,951,946	5,950,746	6,898,040	3,360,509	34,318,252	27,167,147	26,264,367	3,510,205	7,509,482

NET ASSET VALUE PER ACCUMU- LATION UNIT (Note 8)

December 31, 2001	$ 0.89	$ 0.91	$ 1.53	$ 1.63	$ 0.86	$ 1.50	$ 1.32	$ 1.15	$ 1.87	$ 2.60	$ 2.28	$ 1.43	$ 1.19

December 31, 2000	.97	1.04	1.63	1.92	.98	1.40	1.28	1.12	2.74	3.00	2.60	1.37	1.21

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.
**	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I - Variable Life Select Segment

STATEMENT OF OPERATIONS
For The Year Ended December 31, 2001

	American Century VP Income & Growth Division	Fidelity® VIP II Contra- fund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	*Oppen- heimer Aggre- ssive Growth Division	**Oppen- heimer Capital Appre- ciation Division	Oppen- heimer Global Sec- urities Division	Oppen- heimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Investment income

Dividends (Note 3B)	$ 34,893	$ 280,316	$ 9,053,372	$ 49,908,015	$ 90,024	$ 570,739	$ 457,115	$ 18,519	$ 10,922,325	$ 6,950,284	$ 7,786,278	$ 288,596	$ -

Expenses

Mortality and expense risk fees (Note 4)	23,519	50,541	257,527	954,255	39,889	45,024	64,294	11,686	372,894	386,821	313,838	26,151	42,800

Net investment income (loss) (Note 3C)	11,374	229,775	8,795,845	48,953,760	50,135	525,715	392,821	6,833	10,549,431	6,563,463	7,472,440	262,445	(42,800)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(54,642)	(581,130)	(2,768,718)	(2,860,396)	(324,980)	(25,856)	(18,868)	18,121	501,652	1,499,694	302,847	(57,558)	49,672

Change in net unrealized appreciation (depreciation) of investments	(350,216)	(729,014)	(9,200,690)	(74,894,794)	(646,445)	54,887	789	150,709	(38,711,183)	(17,779,732)	(15,546,366)	(10,621)	(45,052)

Net gain (loss) on investments	(404,858)	(1,310,144)	(11,969,408)	(77,755,190)	(971,425)	29,031	(18,079)	168,830	(38,209,531)	(16,280,038)	(15,243,519)	(68,179)	4,620

Net increase (decrease) in net assets resulting from operations	$ (393,484)	$ (1,080,369)	$ (3,173,563)	$ (28,801,430)	$ (921,290)	$ 554,746	$ 374,742	$ 175,663	$ (27,660,100)	$ (9,716,575)	$ (7,771,079)	$ 194,266	$ (38,180)

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Captial Appreciation Division.
**	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I - Variable Life Select Segment

STATEMENT OF OPERATIONS
For The Year Ended December 31, 2000

	Amer- ican Century VP Income & Growth Division	Fidelity® VIP II Contra- fund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	*Oppen- heimer Aggre- ssive Growth Division	†Oppen- heimer Capital Appre- ciation Division	Oppen- heimer Global Sec- urities Division	Oppen- heimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Investment income

Dividends (Note 3B)	$ 15,829	$ 612,433	$ 8,508,531	$ 16,492,379	$ 53,565	$ 364,674	$ 551,613	$ 9,677	$ 3,791,171	$ 4,595,894	$ 8,140,653	$ 352,280	$ 120,264

Expenses

Mortality and expense risk fees (Note 4)	19,366	38,322	265,218	960,877	28,408	34,650	51,280	3,954	583,978	397,921	326,320	24,044	26,069

Net investment income (loss) (Note 3C)	(3,537)	574,111	8,243,313	15,531,502	25,157	330,024	500,333	5,723	3,207,193	4,197,973	7,814,333	328,236	94,195

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	1,727	(19,905)	184,915	4,845,001	208,889	(58,866)	-	6,802	2,531,329	1,302,289	3,041,394	(79,812)	27,844

Change in net unrealized appreciation (depreciation) of investments	(403,556)	(1,126,939)	(8,792,116)	(16,468,098)	(800,697)	378,906	-	85,004	(18,862,975)	(6,720,135)	(9,122,674)	(158,777)	65,410

Net gain (loss) on investments	(401,829)	(1,146,844)	(8,607,201)	(11,623,097)	(591,808)	320,040	-	91,806	(16,331,646)	(5,417,846)	(6,081,280)	(238,589)	93,254

Net increase (decrease) in net assets resulting from operations	$(405,366)	$(572,733)	$(363,888)	$3,908,405	$(566,651)	$ 650,064	$500,333	$ 97,529	$(13,124,453)	$ (1,219,873)	$ 1,733,053	$ 89,647	$187,449

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.
†	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I - Variable Life Select

STATEMENT OF OPERATIONS
For The Year Ended December 31, 1999

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	***MML Equity Index Division	***MML Small Cap Value Equity Division	*Oppenheimer Aggressive Growth Division	**Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	***American Century VP Income & Growth Division	***T. Rowe Price Mid-Cap Growth Division	***Fidelity’s VIP II Contrafund Division

Investment income

Dividends (Note 3B)	$ 5,562,991	$ 444,090	$ 346,277	$ 2,547,623	$ 34,677	$ 2,236	$ -	$ 1,601,746	$ 1,184,768	$ 238,422	$ -	$ 12,537	$ -

Expenses

Mortality and expense risk fees (Note 4)	962,570	52,327	29,995	259,500	3,753	440	291,494	247,410	176,060	23,433	2,791	1,629	5,021

Net investment income (loss) (Note 3C)	4,600,421	391,763	316,282	2,288,123	30,924	1,796	(291,494)	1,354,336	1,008,708	214,989	(2,791)	10,908	(5,021)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	2,567,355	-	(31,352)	460,027	6,305	(10)	756,603	957,072	471,435	(49,480)	3,649	(603)	4,896

Change in net unrealized appreciation (depreciation) of investments	(15,771,424)	-	(424,258)	(3,674,645)	192,206	(4,619)	36,907,123	14,803,003	15,533,817	(75,513)	146,487	157,685	420,687

Net gain (loss) on investments	(13,204,069)	-	(455,610)	(3,214,618)	198,511	(4,629)	37,663,726	15,760,075	16,005,252	(124,993)	150,136	157,082	425,583

Net increase (decrease) in net assets resulting from operations	$ (8,603,648)	$ 391,763	$ (139,328)	$ (926,495)	$ 229,435	$ (2,833)	$37,372,232	$17,114,411	$17,013,960	$ 89,996	$ 147,345	$ 167,990	$ 420,562

*
The Oppenheimer Aggressive Growth Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund. Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.

**
The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund. Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

***	For the Period June 21, 1999 (Date of Commencement of Operations) Through December 31, 1999.

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I - Variable Life Select Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 2001

	American Century VP Income & Growth Division	Fidelity® VIP II Contra- fund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	*Oppen- heimer Aggres- sive Growth Division	**Oppen- heimer Capital Appre- ciation Division	Oppen- heimer Global Securities Division	Oppen- heimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 11,374	$ 229,775	$ 8,795,845	$ 48,953,760	$ 50,135	$ 525,715	$ 392,821	$ 6,833	$ 10,549,431	$ 6,563,463	$ 7,472,440	$ 262,445	$ (42,800)

Net realized gain (loss) on investments	(54,642)	(581,130)	(2,768,718)	(2,860,396)	(324,980)	(25,856)	(18,868)	18,121	501,652	1,499,694	302,847	(57,558)	49,672

Change in net unrealized appreciation (depreciation) of investments	(350,216)	(729,014)	(9,200,690)	(74,894,794)	(646,445)	54,887	789	150,709	(38,711,183)	(17,779,732)	(15,546,366)	(10,621)	(45,052)

Net increase (decrease) in net assets resulting from operations	(393,484)	(1,080,369)	(3,173,563)	(28,801,430)	(921,290)	554,746	374,742	175,663	(27,660,100)	(9,716,575)	(7,771,079)	194,266	(38,180)

Capital transactions: (Note 7)

Transfer of net premium	1,208,754	4,597,162	9,053,085	37,589,359	2,183,712	1,438,399	2,072,766	485,723	15,829,200	13,505,914	12,343,024	1,014,669	1,838,638

Transfer to (from) Guaranteed Principal Account	(5)	65	(14,506)	(5,649)	1,578	(8,346)	(7,157)	23,577	(138,951)	(42,238)	(248,044)	(6,844)	(2,252)

Transfer of surrender values	(75,379)	(165,042)	(2,438,329)	(4,854,231)	(159,169)	(420,098)	(405,656)	(42,183)	(1,743,343)	(1,983,551)	(1,498,766)	(110,201)	(143,738)

Transfer due to death benefits	(4,985)	(2,089)	(146,322)	(217,782)	(405)	(12,461)	(6,082)	(2,573)	(93,741)	(53,580)	(70,683)	(19,347)	(8,250)

Transfer due to policy loans, net of repayments (Note 3D)	(69,280)	(159,806)	(815,627)	(2,424,837)	(123,582)	(71,141)	26,596	(67,925)	(1,048,364)	(897,693)	(1,008,591)	(50,426)	(123,365)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(303)	50,686	44,175	(12,603)	61,827	(1,704)	2,334	(7,625)	50,676	30,139	184,181	(1,964)	1,731

Withdrawal due to charges for administrative and insurance costs	(342,579)	(718,437)	(3,790,406)	(15,730,184)	(466,817)	(630,581)	(703,218)	(165,036)	(5,342,776)	(5,173,274)	(4,208,911)	(384,724)	(581,244)

Divisional transfers	219,104	1,613,925	(718,002)	(3,964,467)	1,869,326	938,515	(5,753,335)	2,262,874	(968,281)	2,396,342	1,278,351	(14,397)	840,045

Net increase (decrease) in net assets resulting from capital transactions	935,327	5,216,464	1,174,068	10,379,606	3,366,470	1,232,583	(4,773,752)	2,486,832	6,544,420	7,782,059	6,770,561	426,766	1,821,565

Total increase (decrease)	541,843	4,136,095	(1,999,495)	(18,421,824)	2,445,180	1,787,329	(4,399,010)	2,662,495	(21,115,680)	(1,934,516)	(1,000,518)	621,032	1,783,385

NET ASSETS, at beginning of the year	4,046,622	8,366,292	48,432,601	186,726,948	6,081,196	7,147,386	13,526,811	1,203,729	85,315,629	72,682,540	60,781,950	4,389,181	7,188,597

NET ASSETS, at end of the year	$ 4,588,465	$ 12,502,387	$ 46,433,106	$ 168,305,124	$ 8,526,376	$ 8,934,715	$ 9,127,801	$ 3,866,224	$ 64,199,949	$ 70,748,024	$ 59,781,432	$ 5,010,213	$ 8,971,982

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.
**	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I - Variable Life Select Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 2000

	American Century VP Income & Growth Division	Fidelity® VIP II Contra- fund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	*Oppen- heimer Aggres- sive Growth Division	†Oppen- heimer Capital Appre- ciation Division	Oppen- heimer Global Securities Division	Oppen- heimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ (3,537)	$ 574,111	$ 8,243,313	$ 15,531,502	$ 25,157	$ 330,024	$ 500,333	$ 5,723	$ 3,207,193	$ 4,197,973	$ 7,814,333	$ 328,236	$ 94,195

Net realized gain (loss) on investments	1,727	(19,905)	184,915	4,845,001	208,889	(58,866)	-	6,802	2,531,329	1,302,289	3,041,394	(79,812)	27,844

Change in net unrealized appreciation (depreciation) of investments	(403,556)	(1,126,939)	(8,792,116)	(16,468,098)	(800,697)	378,906	-	85,004	(18,862,975)	(6,720,135)	(9,122,674)	(158,777)	65,410

Net increase (decrease) in net assets resulting from operations	(405,366)	(572,733)	(363,888)	3,908,405	(566,651)	650,064	500,333	97,529	(13,124,453)	(1,219,873)	1,733,053	89,647	187,449

Capital transactions: (Note 7)

Transfer of net premium	1,099,037	2,076,390	10,833,658	48,590,463	1,629,726	1,512,134	3,061,913	289,026	17,171,094	14,049,880	11,640,972	1,084,517	1,385,814

Transfer to (from) Guaranteed Principal Account	(16,522)	(18,433)	(16,658)	(25,404)	1,999	(170)	4	656	(42,507)	(38,118)	(10,357)	(129)	2,827

Transfer of surrender values	(26,178)	(116,123)	(1,403,148)	(3,995,614)	(69,594)	(112,919)	(391,957)	(5,030)	(3,175,435)	(1,786,314)	(1,443,426)	(175,476)	(63,034)

Transfer due to death benefits	(5,384)	(5,369)	(47,486)	(498,320)	(48,707)	(57,419)	(19,500)	-	(27,378)	(73,702)	(62,400)	(493)	(4,403)

Transfer due to policy loans, net of repayments (Note 3D)	(77,612)	(135,372)	(1,723,954)	(2,436,162)	(233,149)	(50,336)	(357,942)	(41,581)	(2,472,116)	(1,738,859)	(1,327,300)	(49,962)	(74,654)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	5,002	4,026	(21,199)	(26,225)	(16,739)	(1,225)	30,167	657	52,343	13,585	284,949	(279)	2,120

Withdrawal due to charges for administrative and insurance costs	(242,205)	(466,061)	(3,632,513)	(15,072,104)	(302,863)	(508,314)	(721,328)	(45,363)	(6,461,193)	(4,566,089)	(3,600,209)	(309,185)	(302,911)

Divisional transfers	1,698,889	3,714,187	(5,481,419)	(26,497,121)	2,759,790	138,198	1,880,942	624,504	7,156,820	5,521,481	4,522,545	(578,270)	4,539,454

Net increase (decrease) in net assets resulting from capital transactions	2,435,027	5,053,245	(1,492,719)	39,513	3,720,463	919,949	3,482,299	822,869	12,201,628	11,381,864	10,004,774	(29,277)	5,485,213

Total increase (decrease)	2,029,661	4,480,512	(1,856,607)	3,947,918	3,153,812	1,570,013	3,982,632	920,398	(922,825)	10,161,991	11,737,827	60,370	5,672,662

NET ASSETS, at beginning of the year	2,016,961	3,885,780	50,289,208	182,779,030	2,927,384	5,577,373	9,544,179	283,331	86,238,454	62,520,549	49,044,123	4,328,811	1,515,935

NET ASSETS, at end of the year	$ 4,046,622	$ 8,366,292	$ 48,432,601	$ 186,726,948	$ 6,081,196	$ 7,147,386	$ 13,526,811	$ 1,203,729	$ 85,315,629	$ 72,682,540	$ 60,781,950	$ 4,389,181	$ 7,188,597

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.
†	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I - Variable Life Select Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1999

	***Amer- ican Century VP Income & Growth Division	***Fidelity® VIP II Contra- fund® Division	MML Blend Division	MML Equity Division	***MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	***MML Small Cap Value Equity Division	*Oppen- heimer Aggres- sive Growth Division	**Oppen- heimer Capital Appre- ciation Division	Oppen- heimer Global Secur- ities Division	Oppen- heimer Strategic Bond Division	***T. Rowe Price Mid-Cap Growth Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ (2,791)	$ (5,021)	$ 2,288,123	$ 4,600,421	$ 30,924	$ 316,282	$ 391,763	$ 1,796	$ (291,494)	$ 1,354,336	$ 1,008,708	$ 214,989	$ 10,908

Net realized gain (loss) on investments	3,649	4,896	460,027	2,567,355	6,305	(31,352)	-	(10)	756,603	957,072	471,435	(49,480)	(603)

Change in net unrealized (depreciation) appreciation of investments	146,487	420,687	(3,674,645)	(15,771,424)	192,206	(424,258)	-	(4,619)	36,907,123	14,803,003	15,533,817	(75,513)	157,685

Net increase (decrease) in net assets resulting from operations	147,345	420,562	(926,495)	(8,603,648)	229,435	(139,328)	391,763	(2,833)	37,372,232	17,114,411	17,013,960	89,996	167,990

Capital transactions: (Note 7)

Transfer of net premium	335,667	587,654	17,517,621	68,676,055	469,879	2,379,240	7,633,535	51,337	18,022,732	16,818,258	11,289,266	1,731,942	193,032

Transfer of surrender values	(8,071)	(1,059)	(1,729,014)	(3,110,225)	(675)	(120,388)	(100,846)	(21)	(1,130,124)	(1,100,684)	(607,711)	(41,976)	(227)

Transfer due to death benefits	-	-	(47,762)	(140,319)	-	(7,868)	(1,216)	-	(134,748)	(178,036)	(72,312)	(30,771)	-

Transfer due to policy loans, net of repayments (Note 3D)	(2,159)	(4,761)	(540,613)	(2,398,619)	(47)	(213,736)	33,079	35	(762,898)	(665,660)	(299,671)	(52,597)	(1,705)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(3,018)	5,302	(3,480)	646,976	525	9,538	(92,035)	(56)	(97,442)	(58,696)	(34,315)	213	(2,219)

Withdrawal due to charges for administrative and insurance costs	(35,574)	(73,916)	(4,779,776)	(20,236,732)	(40,490)	(607,902)	(1,107,133)	(4,282)	(5,533,769)	(4,648,374)	(3,264,455)	(420,510)	(23,389)

Divisional transfers	1,582,771	2,951,998	(105,176)	(3,204,995)	2,268,757	(206,518)	(5,553,648)	239,151	389,042	895,769	600,111	(1,039,715)	1,182,453

Net increase (decrease) in net assets resulting from capital transactions	1,869,616	3,465,218	10,311,800	40,232,141	2,697,949	1,232,366	811,736	286,164	10,752,793	11,062,577	7,610,913	146,586	1,347,945

Total increase (decrease)	2,016,961	3,885,780	9,385,305	31,628,493	2,927,384	1,093,038	1,203,499	283,331	48,125,025	28,176,988	24,624,873	236,582	1,515,935

NET ASSETS, at beginning of the period/year	-	-	40,903,903	151,150,537	-	4,484,335	8,340,680	-	38,113,429	34,343,561	24,419,250	4,092,229	-

NET ASSETS, at end of the year	$ 2,016,961	$ 3,885,780	$ 50,289,208	$ 182,779,030	$ 2,927,384	$ 5,577,373	$ 9,544,179	$ 283,331	$ 86,238,454	$ 62,520,549	$ 49,044,123	$ 4,328,811	$ 1,515,935

*
The Oppenheimer Aggressive Growth Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund. Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.

**
The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund. Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

***	For the Period June 21, 1999 (Commencement of Operations) through December 31, 1999.

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I - Variable Life Select Segment

Notes To Financial Statements

1.	HISTORY

MML Bay State Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on June 9, 1982, by MML Bay State Life Insurance Company (“MML Bay State”) in accordance with the provisions of Chapter 376 of the Missouri Statutes. On June 30, 1997, MML Bay State redomesticated from the state of Missouri to the state of Connecticut. MML Bay State is a wholly owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

MML Bay State maintains three segments within Separate Account I. The initial segment (“Variable Life Segment”) is used exclusively for MML Bay State’s limited payment variable whole life insurance policy known as Variable Life.

On August 4, 1988, MML Bay State established a second segment (“Variable Life Plus Segment”) within Separate Account I to be used exclusively for MML Bay State’s flexible premium variable whole life insurance policy known as Variable Life Plus.

On July 24, 1995, MML Bay State established a third segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MML Bay State’s flexible premium variable whole life insurance policy known as Variable Life Select.

MML Bay State paid $40,000 to the Variable Life Select Segment on July 24, 1995 to provide initial capital: 7,656 shares were purchased in the two management investment companies described in Note 2 supporting the thirteen divisions of the Variable Life Select Segment.

The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from MML Bay State’s other assets and liabilities. The Separate Account I assets are not chargeable with liabilities arising out of any other business MML Bay State may conduct.

2.	INVESTMENT OF THE VARIABLE LIFE SELECT SEGMENT’S ASSETS

The Variable Life Select Segment consists of thirteen divisions. Each division invests in corresponding shares of either the American Century Variable Portfolios, Inc. (“American Century VP”), Fidelity® Variable Insurance Products Fund II (“Fidelity VIP Fund II”), MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Funds”) or T. Rowe Price Equity Series, Inc. (“T. Rowe Price”). Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called Oppenheimer Capital Appreciation Division and the Oppenheimer Capital Appreciation Division was called Oppenheimer Growth Division.

American Century VP is a diversified, open-end, management investment company registered under the 1940 Act with one of its Funds available to the Variable Life Select Segment’s policyowners: American Century’s VP Income & Growth Fund. American Century Investment Management, Inc. is the investment manager to the Fund.

Fidelity VIP Fund II is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the Variable Life Select Segment’s policyowners: Fidelity® VIP II Contrafund® Portfolio (Initial Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolio. FMR Co., Inc., a wholly owned subsidiary of FMR, serves as sub-adviser to the Portfolio.

MML Trust is an open-end, investment company registered under the 1940 Act. Six of its thirteen separate series are available to the Variable Life Select Segment’s policyowners: MML Blend Fund, MML Equity Fund, MML Equity Index Fund (Class II), MML Managed Bond Fund, MML Money Market Fund and MML Small Cap Value Equity Fund. MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. David L. Babson & Company Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund and MML Small Cap Value Equity Fund. MassMutual has entered into a sub advisory agreement with Deutsche Asset Management, Inc. (“DAMI”) whereby DAMI manages the investments of the MML Equity Index Fund (Class II). Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as sub-adviser to the Fund.

Oppenheimer Funds is an open-end, management investment company registered under the 1940 Act with four of its Funds available to the Variable Life Select Segment’s policyowners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Funds.

T. Rowe Price is a diversified, open-end, investment company registered under the 1940 Act with one of its separate series of shares available to the Variable Life Select Segment’s policyowners: T. Rowe Price Mid-Cap Growth Portfolio, T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

In addition to the thirteen divisions, a policyowner may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MML Bay State’s general account. Because of exemptive and exclusionary provisions, interests in the GPA are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Variable Life Select Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation

Investments in the American Century VP, Fidelity VIP Fund II, MML Trust, Oppenheimer Funds and T. Rowe Price are each stated at market value, which is the net asset value per share of each of the respective underlying funds.

B. Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income, and gains from realized gain distributions, are recorded on the ex-dividend date.

C. Federal Income Taxes

MML Bay State is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Variable Life Select Segment is part of MML Bay State’s total operation and is not taxed separately. The Variable Life Select Segment will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Variable Life Select Segment credited to the policies. Accordingly, MML Bay State does not intend to make any charge to the Variable Life Select Segment’s divisions to provide for company income taxes. MML Bay State may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Variable Life Select Segment.

D. Policy Loan

When a policy loan is made, the Variable Life Select Segment transfers the amount of the loan to MML Bay State, thereby decreasing both the investments and net assets of the Variable Life Select Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate in all jurisdictions except Arkansas, at the time of application. All loan repayments are allocated to the GPA.

The policyowner earns interest at an annual rate determined by MML Bay State, which will not be less than 4%, on any loaned amount.

E. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes To Financial Statements (Continued)

4.	CHARGES

MML Bay State charges the Variable Life Select Segment of Seperate Account I’s divisions for the mortality and expense risks it assumes. The charge is made daily at an effective annual rate of 0.55% of the value of each division’s net assets.

MML Bay State makes certain deductions from the annual premium before amounts are allocated to the Variable Life Select Segment of Separate Account I and the Guaranteed Principal Account. A premium expense charge of 4% is deducted equaling 2% sales charge and a 2% premium tax charge. No additional deductions are taken when money is transferred from the Guaranteed Principal Account to the Variable Life Select Segment of Separate Account I. MML Bay State also makes certain charges for the cost of insurance and administrative costs.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The mortality risk is fully borne by MML Bay State and may result in additional amounts being transferred into the Variable Life Select Segment’s account by MML Bay State to cover greater longevity of insureds than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to MML Bay State.

5.	SALES AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly owned subsidiary of MassMutual, served as principal underwriter of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MML Bay State and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

MML Investors Services, Inc. (“MMLISI”) a wholly owned subsidiary of MassMutual, served as co-underwriter of the policies pursuant to underwriting and servicing agreements among MMLISI, MML Bay State and Separate Account I. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD.

The policies are no longer offered for sale to the public. Policyowners may continue to make premium payments under existing policies.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

For The Year Ended December 31, 2001	American Century VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	Oppen- heimer Aggressive Growth Division	Oppen- heimer Capital Appreciation Division	Oppen- heimer Global Securities Division	Oppen- heimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Cost of purchases	$ 1,316,876	$ 7,275,840	$ 14,444,838	$ 73,955,936	$ 4,668,464	$ 3,067,468	$ 8,425,115	$ 4,069,801	$ 21,425,560	$ 19,906,889	$ 18,889,534	$ 1,172,805	$ 2,337,518

Proceeds from sales	(385,287)	(1,844,779)	(4,599,511)	(14,869,367)	(1,257,899)	(1,319,888)	(12,775,484)	(1,585,732)	(4,400,717)	(5,662,973)	(4,687,388)	(494,552)	(556,644)

7. NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For The Year Ended December 31, 2001	American Century VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	Oppen- heimer Aggressive Growth Division	Oppen- heimer Capital Appreciation Division	Oppen- heimer Global Securities Division	Oppen- heimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Units purchased	1,338,783	5,110,771	6,005,722	22,094,531	2,566,214	989,368	1,700,071	466,591	7,873,182	5,015,176	5,494,585	728,199	1,645,354

Units withdrawn	(542,230)	(1,172,992)	(4,863,546)	(13,684,650)	(842,076)	(742,512)	(952,605)	(249,532)	(4,219,059)	(3,055,232)	(3,118,190)	(404,474)	(780,188)

Units transferred between divisions	217,582	1,767,381	(458,928)	(2,308,499)	2,028,753	601,285	(4,384,607)	2,068,027	(503,736)	946,934	533,012	(14,890)	715,946

MML Bay State Life Insurance Company units withdrawn	-	-	(5,000)	(5,000)	-	(5,000)	(5,000)	-	(5,000)	(5,000)	(5,000)	(5,000)	-

Net increase (decrease)	1,014,135	5,705,160	678,248	6,096,382	3,752,891	843,141	(3,642,141)	2,285,086	3,145,387	2,901,878	2,904,407	303,835	1,581,112

Units, at beginning of the year	4,154,418	8,009,142	29,684,452	97,149,011	6,199,055	5,107,605	10,540,181	1,075,423	31,172,865	24,265,269	23,359,960	3,206,370	5,928,370

Units, at end of the year	5,168,553	13,714,302	30,362,700	103,245,393	9,951,946	5,950,746	6,898,040	3,360,509	34,318,252	27,167,147	26,264,367	3,510,205	7,509,482

For The Year Ended December 31, 2000	American Century VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	Oppen- heimer Aggressive Growth Division	Oppen- heimer Capital Appreciation Division	Oppen- heimer Global Securities Division	Oppen- heimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Units purchased	1,057,049	1,898,261	6,655,108	26,895,517	1,549,532	1,166,724	2,437,874	277,209	4,942,046	4,438,135	4,388,979	809,204	1,162,138

Units withdrawn	(361,793)	(679,556)	(4,223,425)	(12,337,283)	(623,392)	(565,413)	(1,191,641)	(90,342)	(3,476,949)	(2,600,527)	(2,437,771)	(404,132)	(368,793)

Units transferred between divisions	1,618,383	3,335,862	(3,407,964)	(14,687,244)	2,586,585	98,939	1,450,375	602,487	1,891,750	1,716,789	1,708,923	(426,542)	3,799,481

Net increase (decrease)	2,313,639	4,554,567	(976,281)	(129,010)	3,512,725	700,250	2,696,608	789,354	3,356,847	3,554,397	3,660,131	(21,470)	4,592,826

Units, at beginning of the year	1,840,779	3,454,575	30,660,733	97,278,021	2,686,330	4,407,355	7,843,573	286,069	27,816,018	20,710,872	19,699,829	3,227,840	1,335,544

Units, at end of the year	4,154,418	8,009,142	29,684,452	97,149,011	6,199,055	5,107,605	10,540,181	1,075,423	31,172,865	24,265,269	23,359,960	3,206,370	5,928,370

Notes To Financial Statements (Continued)

8.	UNIT VALUES

A summary of unit values and units outstanding and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2001, follows:

	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount

American Century VP Income & Growth Division

December 31,

2001	5,168,553	$0.89	$ 4,588,465	0.55%	(8.86)%

2000	4,154,418	0.97	4,046,622	0.55%	(11.17)%

1999	1,840,779	1.10	2,016,961	0.55%	9.57%

Fidelity® VIP II Contrafund® Division

December 31,

2001	13,714,302	0.91	12,502,387	0.55%	(12.76)%

2000	8,009,142	1.04	8,366,292	0.55%	(7.17)%

1999	3,454,575	1.12	3,885,780	0.55%	12.48%

MML Blend Division

December 31,

2001	30,362,700	1.53	46,433,106	0.55%	(6.27)%

2000	29,684,452	1.63	48,432,601	0.55%	(0.53)%

1999	30,660,733	1.64	50,289,208	0.55%	(1.78)%

1998	24,494,693	1.67	40,903,903	0.55%	12.94%

1997	14,720,948	1.48	21,765,952	0.55%	20.26%

MML Equity Division

December 31,

2001	103,245,393	1.63	168,305,124	0.55%	(15.19)%

2000	97,149,011	1.92	186,726,948	0.55%	2.31%

1999	97,278,021	1.88	182,779,030	0.55%	(4.35)%

1998	76,948,999	1.96	151,150,537	0.55%	15.57%

1997	48,758,500	1.70	82,874,663	0.55%	27.91%

MML Equity Index Division

December 31,

2001	9,951,946	0.86	8,526,376	0.55%	(12.66)%

2000	6,199,055	0.98	9,081,196	0.55%	(9.98)%

1999	2,686,330	1.09	2,927,384	0.55%	8.97%

MML Managed Bond Division

December 31,

2001	5,950,746	1.50	8,934,715	0.55%	7.30%

2000	5,107,605	1.40	7,147,386	0.55%	10.64%

1999	4,407,355	1.27	5,577,373	0.55%	(2.37)%

1998	3,459,600	1.30	4,484,335	0.55%	7.55%

1997	2,192,229	1.21	2,642,193	0.55%	9.32%

MML Money Market Division

December 31,

2001	6,898,040	1.32	9,127,801	0.55%	3.10%

2000	10,540,181	1.28	13,526,811	0.55%	5.48%

1999	7,843,573	1.22	9,544,179	0.55%	4.22%

1998	7,143,680	1.17	8,340,680	0.55%	4.60%

1997	2,772,152	1.12	3,094,408	0.55%	4.61%
Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)
	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount

MML Small Cap Value Equity Division

December 31,

2001	3,360,509	1.15	3,866,224	0.55%	2.79%

2000	1,075,423	1.12	1,203,729	0.55%	13.08%

1999	286,069	0.99	283,331	0.55%	(0.96)%

Oppenheimer Aggressive Growth Division

December 31,

2001	34,318,252	1.87	64,199,949	0.55%	(31.65)%

2000	31,172,865	2.74	85,315,629	0.55%	(11.79)%

1999	27,816,019	3.10	86,238,454	0.55%	82.60%

1998	22,447,745	1.70	38,113,429	0.55%	11.76%

1997	13,940,093	1.52	21,178,001	0.55%	11.12%

Oppenheimer Capital Appreciation Division

December 31,

2001	27,167,147	2.60	70,748,024	0.55%	(13.06)%

2000	24,265,269	3.00	72,682,540	0.55%	(0.78)%

1999	20,710,872	3.02	62,520,549	0.55%	40.88%

1998	16,027,633	2.14	34,343,561	0.55%	23.34%

1997	8,910,032	1.74	15,479,522	0.55%	26.01%

Oppenheimer Global Securities Division

December 31,

2001	26,264,367	2.28	59,781,432	0.55%	(12.52)%

2000	23,359,960	2.60	60,781,950	0.55%	4.54%

1999	19,699,829	2.49	49,044,123	0.55%	57.62%

1998	15,459,923	1.58	24,419,250	0.55%	13.49%

1997	9,065,392	1.39	12,616,738	0.55%	22.05%

Oppenheimer Strategic Bond Division

December 31,

2001	3,510,205	1.43	5,010,213	0.55%	4.27%

2000	3,206,370	1.37	4,389,181	0.55%	2.08%

1999	3,227,840	1.34	4,328,811	0.55%	2.26%

1998	3,120,463	1.31	4,092,229	0.55%	2.34%

1997	1,845,242	1.28	2,364,663	0.55%	8.12%

T. Rowe Price Mid-Cap Growth Division

December 31,

2001	7,509,482	1.19	8,971,982	0.55%	(1.47)%

2000	5,928,370	1.21	7,188,597	0.55%	6.86%

1999	1,335,544	1.14	1,515,935	0.55%	13.51%

Report of Independent Auditors

To the Board of Directors and Policyholders of
MML Bay State Life Insurance Company

We have audited the accompanying statutory statements of financial position of MML Bay State Life Insurance Company (the “Company”) as of December 31, 2001 and 2000, and the related statutory statements of income, changes in shareholder’s equity and cash flows for the years ended December 31, 2001, 2000 and 1999. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraphs, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of MML Bay State Life Insurance Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for the years ended December 31, 2001, 2000 and 1999.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of MML Bay State Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for the years ended December 31, 2001, 2000 and 1999, on the statutory basis of accounting as described in Note 1.

As discussed in Note 2 to the statutory financial statements, the Company has changed certain statutory accounting practices. These practices changed as a result of the State of Connecticut Insurance Department’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
March 1, 2002

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2001	2000
	(In Millions)

Assets:

Bonds	$ 29.9	$ 29.3
Policy loans	58.3	50.2
Cash and short-term investments	41.8	283.6

Total invested assets	130.0	363.1

Receivable from parent	4.4	–
Investment and insurance amounts receivable	17.0	17.6
Deferred income taxes	9.3	–
Federal income taxes receivable	4.4	–
Transfer receivable from separate accounts	79.5	183.6

	244.6	564.3

Separate account assets	3,705.0	3,423.4

Total assets	$ 3,949.6	$ 3,987.7

See notes to statutory financial statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2001	2000
	($ In Millions Except for Par Value)
Liabilities:

Policyholders’ reserves and funds	$ 58.0	$ 50.5
Policyholders’ claims and other benefits	3.9	4.0
Unearned premium	–	325.0
Other liabilities	2.8	23.9

	64.7	403.4

Separate account liabilities	3,704.6	3,422.7

Total liabilities	3,769.3	3,826.1

Shareholder’s equity:

Common stock, $200 par value
25,000 shares authorized
12,501 shares issued and outstanding	2.5	2.5
Paid-in and contributed surplus	146.7	146.7
Surplus	31.1	12.4

Total shareholder’s equity	180.3	161.6

Total liabilities & shareholder’s equity	$3,949.6	$3,987.7

See notes to statutory financial statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Revenue:

Premium income	$236.4	$515.1	$467.0
Net investment income	12.5	10.7	4.3
Fees and other income	101.0	91.8	82.8

Total revenue	349.9	617.6	554.1

Benefits and expenses:

Policyholders’ benefits and payments	94.6	103.2	72.4
Addition to policyholders’ reserves and funds	172.4	436.0	382.4
Operating expenses	14.5	9.1	25.4
Commissions	10.5	14.2	24.4
State taxes, licenses and fees	10.6	17.5	11.2
Federal income taxes	21.9	29.4	20.5

Total benefits and expenses	324.5	609.4	536.3

Net gain from operations	25.4	8.2	17.8

Net realized capital loss	–	(0.2)	(0.1)

Net income	$ 25.4	$ 8.0	$ 17.7

See notes to statutory financial statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2001	2000	1999
	(In Millions)

Shareholder’s equity, beginning of year, as previously reported	$161.6	$156.5	$113.9

Cumulative effect of the change in statutory accounting principles	7.6	–	–

Shareholder’s equity, beginning of year, as adjusted	169.2	156.5	113.9
Increases (decreases) due to:
Net income	25.4	8.0	17.7
Additional paid-in and contributed surplus	–	–	25.0
Dividend to shareholder	(25.0)	–	–
Cumulative expense adjustment	9.2	–	–
Other	1.5	(2.9)	(0.1)

	11.1	5.1	42.6

Shareholder’s equity, end of year	$180.3	$161.6	$156.5

See notes to statutory financial statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2001	2000	1999
	(In Millions)

Operating activities:
Net income	$ 25.4	$ 8.0	$ 17.7
Addition to policyholders’ reserves, funds and policy benefits, net of transfers to separate accounts	7.5	13.2	(8.9)
Net realized capital loss	–	0.2	0.1
Change in unearned premium	(325.0)	320.0	5.0
Change in transfer due from separate accounts	104.1	(79.1)	(1.6)
Change in federal taxes payable/receivable	(9.4)	3.2	6.0
Other changes	(10.8)	(8.2)	(6.8)

Net cash (used in) provided by operating activities	(208.2)	257.3	11.5

Investing activities:
Loans and purchases of investments	(12.3)	(19.2)	(32.8)
Sales and maturities of investments and receipts from repayment of loans	3.7	6.6	18.0

Net cash used in investing activities	(8.6)	(12.6)	(14.8)

Financing activities:
Dividend paid to parent	(25.0)	–	–
Additional paid-in and contributed surplus	–	–	25.0

Net cash (used in) provided by financing activities	(25.0)	–	25.0

(Decrease) increase in cash and short-term investments	(241.8)	244.7	21.7

Cash and short-term investments, beginning of year	283.6	38.9	17.2

Cash and short-term investments, end of year	$ 41.8	$283.6	$ 38.9

See notes to statutory financial statements.

Notes to Statutory Financial Statements

MML Bay State Life Insurance Company (the “Company”) is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company provides life insurance and annuities to individuals and group life insurance to institutions.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the “Department”).

On January 1, 2001, the Company adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. See Note 2 for additional information with respect to the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“United States GAAP”). As of January 1, 2001, the more significant differences between accounting principles pursuant to Codification and United States GAAP are as follows: (a) acquisition costs, such as commissions and other variable costs that are directly related to acquiring new business, are charged to current operations as incurred, whereas United States GAAP would capitalize these expenses and recognize them over the life of the policies; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas United States GAAP reserves would generally be based upon net level premium, estimated gross margin method and appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas United States GAAP generally requires they be reported at fair value; (d) deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to shareholder’s equity, whereas, United States GAAP would include deferred taxes as a component of net income; (e) payments received for variable life products and variable annuities are reported as premium income and changes in reserves, whereas under United States GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against surplus while under United States GAAP, “non-admitted assets” are recorded, net of any valuation allowance; and (g) reinsurance recoverables on unpaid losses are reported as a reduction of policyholders’ reserves and funds, while under United States GAAP, they are reported as an asset.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining investment valuation reserves, impairments and the liability for future policyholders’ reserves and funds. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk exist.

The following is a description of the Company’s principal accounting policies and practices.

a. Investments

Bonds are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the constant yield method.
Notes to Statutory Financial Statements, Continued

The value of fixed maturity securities are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established.

For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are carried at amortized cost.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize the shareholder’s equity against declines in the value of bonds. The IMR defers all interest related after-tax realized capital gains and losses. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset.

There were no realized after-tax capital gains or losses in 2001. Net realized after-tax capital losses of $0.1 million in 2000 and $0.2 million in 1999 were deferred into the IMR. Realized capital gains and losses, less taxes, not included in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. All security transactions are recorded on a trade date basis. Unrealized capital gains and losses are recorded as a change in shareholder’s equity.

Investment income consists primarily of interest. Interest is recognized on an accrual basis. Due and accrued income is not recorded on unpaid interest on bonds in default, policy loans interest due and accrued in excess of cash value, and due and accrued interest on non-admitted assets.

b. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not chargeable with liabilities that arise from any other business of the Company. The Company receives administrative and investment advisory fees from these accounts. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, which comprise the majority of the separate account assets, for which the policyholder assumes the investment risk; and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder. Premium, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue directly to policyholders and, accordingly, are not reflected in the Statutory Statements of Income.

c. Policyholders’ Reserves and Funds

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 3.0 to 5.5 percent.

Notes to Statutory Financial Statements, Continued

Reserves for individual annuities are based on account value or at accepted actuarial methods, principally at interest rates ranging from 5.5 to 6.5 percent.

All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

d. Reinsurance

The Company enters into reinsurance agreements with MassMutual and other insurance companies in the normal course of business. Assets and liabilities related to reinsurance ceded contracts are reported on a net basis. Premium, benefits to policyholders and reserves are stated net of reinsurance. Reinsurance premium, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

e. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Premium received on policies not yet issued is deferred and reported as unearned premium in the Statutory Statements of Financial Position. Commissions and other costs related to issuance of new policies, policy maintenance and settlement costs are charged to current operations when incurred.

f. Cash and Short-Term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

2. ADOPTION OF NEW ACCOUNTING STANDARDS AND ACCOUNTING CHANGES

On January 1, 2001, the Codification of Statutory Accounting Principles ("Codification") became effective and was adopted by the Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. The effect of adopting Codification was an increase to January 1, 2001 shareholder’s equity of $7.6 million due to the admission of net deferred tax assets.

The Company believes that it has made a reasonable determination of the effect on shareholder’s equity based upon its interpretation of the principles outlined in Codification. However, future clarification of these principles by the State of Connecticut Insurance Department or the NAIC may have a material impact on this determination. In conformity with statutory accounting practices, prior year statements have not been restated to reflect the implementation of Codification. Certain 2000 and 1999 balances have been reclassified to conform to current year presentation.

During 2001 the Company’s parent, MassMutual, identified a cumulative expense adjustment resulting in an increase of $9.2 million in the Company’s shareholder’s equity and a corresponding increase in the Company’s receivable from its parent. The pro-forma impact of this adjustment on the prior year would have been an increase of $2.3 million in the Company’s receivable from its parent and a corresponding decrease in the Company’s general insurance expenses.

3. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase certain investments.

Notes to Statutory Financial Statements, Continued

a. Bonds

The carrying value and estimated fair value of bonds are as follows:

	December 31, 2001
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)

U.S. Treasury securities and obligations of U.S. government corporations and agencies	$15.1	$–	$–	$15.1
Mortgage-backed securities	2.7	–	–	2.7
Asset-backed securities	1.8	–	–	1.8
Corporate debt securities	9.5	–	–	9.5
Utilities	0.8	–	–	0.8

TOTAL	$29.9	$–	$–	$29.9

	December 31, 2001
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)

U.S. Treasury securities and obligations of U.S. government corporations and agencies	$15.2	$0.5	$–	$15.7
Mortgage-backed securities	3.8	–	–	3.8
Asset-backed securities	1.1	–	–	1.1
Corporate debt securities	8.7	–	0.1	8.6
Utilities	0.5	–	–	0.5

TOTAL	$29.3	$0.5	$0.1	$29.7

The carrying value and estimated fair value of bonds at December 31, 2001, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)

Due in one year or less	$ 4.4	$ 4.4
Due after one year through five years	17.0	17.0
Due after five years through ten years	3.3	3.3
Due after ten years	0.5	0.5

Asset-backed securities, mortgage-backed securities, and securities guaranteed by the U.S. government	4.7	4.7

	$29.9	$29.9

Proceeds from sales of investments in bonds were $3.7 million during 2001, $6.6 million during 2000 and $18.0 million during 1999. There were no gross capital gains from those sales in 2001 and 2000. Gross capital gains of $0.1 million were realized in 1999. There were no gross capital losses in 2001. Gross capital losses of $0.1 million in 2000 and $0.4 million in 1999 were realized, portions of which were deferred into the IMR. There were no impaired bonds for the years ended December 31, 2001, 2000 and 1999.

Notes to Statutory Financial Statements, Continued

Excluding investment in United States governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material affect on the estimated fair value amounts.

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds: Estimated fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market prices for comparable investments.

Policy loans, cash and short-term investments: Estimated fair values for these instruments approximate the carrying amounts reported in the Statutory Statements of Financial Position.

The following table summarizes the carrying value and fair value of the Company’s financial instruments at December 31, 2001 and 2000:

	2001		2000
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)

Financial assets:

Bonds	$29.9	$29.9	$ 29.3	$ 29.7
Policy loans	58.3	58.3	50.2	50.2
Cash and short-term investments	41.8	41.8	283.6	283.6

5. REINSURANCE

The Company utilizes reinsurance agreements to reduce exposure to large losses in certain aspects of its insurance business. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

The Company records a receivable for reinsured benefits paid and the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Premiums ceded were $12.7 million, $11.7 million and $8.6 million, and reinsurance recoveries were $19.3 million, $14.0 million and $6.6 million for the years ended December 31, 2001, 2000 and 1999, respectively. Amounts recoverable from reinsurers were $6.1 million and $2.8 million as of December 31, 2001 and 2000, respectively. At December 31, 2001, two reinsurers accounted for 85% of the outstanding reinsurance recoverable from reinsurers.

6. FEDERAL INCOME TAXES

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to shareholder’s equity. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as tax credits, resulted in effective tax rates which differ from the federal statutory tax rate.

For the years ending December 31, 2001 and 2000, the Company’s effective tax rate differs from the federal statutory tax rate of 35% for the following reasons:

	2001	2000	1999
	(In Millions)

Expected federal income tax expense using 35%	$15.9	$13.2	$13.4
Policy reserves	(1.5)	1.4	0.2
Policy acquisition costs	7.4	14.8	7.1
Other	0.1	–	(0.2)

Current income tax expense	$21.9	$29.4	$20.5

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2001 were as follows (in millions):

Deferred Tax Assets:

Policy acquisition costs	$ 63.9
Policy reserves	2.3
Other items	0.3

Total deferred tax assets	66.5
Non-admitted deferred tax assets	(57.2)

Admitted deferred tax assets	$ 9.3

There were no deferred tax liabilities at December 31, 2001. The change in deferred tax assets of $1.7 million, net of non-admitted assets, resulted in the net change in deferred taxes as of December 31, 2001.

In 2001, 2000 and 1999, the Company paid federal income taxes in the amounts of $31.3 million, $26.3 million and $14.5 million, respectively. Federal income taxes of $26.1 million in 2001, $29.5 million in 2000, and $20.7 million in 1999 are available for recovery in the event of future net losses.

The Company plans to file its 2001 federal income tax return on a consolidated basis with its parent, MassMutual and MassMutual’s other affiliates. MassMutual and its eligible affiliates are subject to a written tax allocation agreement, which allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses by other group members.

The Internal Revenue Service has completed examining MassMutual’s consolidated income tax returns through the year 1994 and is currently examining the years 1995 through 1997. Management believes adjustments, which may result from such examinations, will not materially affect the Company’s financial position.

7. SHAREHOLDER’S EQUITY

The Board of Directors of MassMutual has authorized the contribution of funds to the Company to meet the capital requirements of each state in the United States of America in which the Company is licensed to do business.

Substantially all of the statutory shareholder’s equity is subject to dividend restrictions relating to various state regulations, which limit the payment of dividends to the shareholder without prior approval. Under these regulations, $18.0 million of shareholder’s equity is available for distribution to the shareholder in 2002 without prior regulatory approval. During 1999, MassMutual contributed additional paid-in capital of $25.0 million to the Company.

Notes to Statutory Financial Statements, Continued

8. RELATED PARTY TRANSACTIONS

The Company has an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $13.2 million, $9.4 million and $25.9 million in 2001, 2000 and 1999, respectively. While management believes that these fees are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The Company has a reinsurance agreement with MassMutual in which MassMutual assumes specific plans of insurance on a yearly renewable term basis. Premium income and policyholders’ benefits and payments were stated net of reinsurance. Premium income of $8.4 million, $7.7 million and $7.5 million was ceded to MassMutual in 2001, 2000 and 1999, respectively. Policyholder benefits of $5.0 million, $3.3 million and $5.1 million were ceded to MassMutual in 2001, 2000 and 1999, respectively.

The Company has a stop-loss agreement with MassMutual under which the Company cedes claims, which, in aggregate, exceed .43% of the covered volume for any year, with maximum coverage of $25.0 million above the aggregate limit. The aggregate limit was $18.9 million in 2001, $19.0 million in 2000 and $22.1 million in 1999 and it was not exceeded in any of the years. Premium income of $0.3 million, $0.3 million and $0.6 million was ceded to MassMutual in 2001, 2000 and 1999, respectively.

Effective January 1, 2000, the Company entered into a modified coinsurance quota-share agreement with MassMutual, whereby the Company cedes substantially 100% of premium on new issues of certain life insurance policies. In return, MassMutual pays to the Company a stipulated expense allowance, death and surrender benefits and a modified coinsurance adjustment based upon experience. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies. Premium income of $330.1 million and $275.0 million was ceded to MassMutual in 2001 and 2000, respectively. Fees and other income include a $16.2 million and $14.3 million expense allowance in 2001 and 2000, respectively. A modified coinsurance adjustment of $326.3 million and $272.1 million was received from MassMutual in 2001 and 2000, respectively. No policyholder benefits were ceded to MassMutual in 2001 or 2000.

9. BUSINESS RISKS AND CONTINGENCIES

The Company has conducted a review of the financial impact of the tragic events that occurred on September 11, 2001. These events have not materially impacted the Company’s financial position, results of operations, or liquidity for the period ended December 31, 2001 or foreseeable future periods.

Through December 31, 2001, the Company incurred gross claims in the amount of $0.4 million related to the events of September 11, 2001 of which $0.3 million are reinsured, resulting in a net exposure of $0.1 million. These investments are not material with respect to the total investment portfolio. The Company believes that its investment portfolio is of sufficient quality and diversity as to not be materially impacted by the events of September 11, 2001.

Approximately 75% and 78% of the Company’s premium revenue in 2001 and 2000, respectively, was derived from four customers, and approximately 55% of the Company’s premium revenue in 1999 was derived from two customers.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

Notes to Statutory Financial Statements, Continued

10. LIQUIDITY

The withdrawal characteristics of the policyholders’ reserves and funds, including separate accounts, and the invested assets which support them at December 31, 2001 are illustrated below (in millions):

Total policyholders’ reserves and funds and separate account liabilities	$3,762.6
Not subject to discretionary withdrawal	(2.0)
Policy loans	(58.3)

Subject to discretionary withdrawal	$3,702.3

Total invested assets, including separate investment accounts	$3,835.0
Policy loans	(58.3)

Marketable investments	$3,776.7

Notes to Statutory Financial Statements, Continued

11. AFFILIATED COMPANIES

The relationship of the Company, MassMutual and affiliated companies as of December 31, 2001, is illustrated below. Subsidiaries are wholly owned by MassMutual, except as noted.

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Mortgage Finance, LLC
The MassMutual Trust Company
MML Bay State Life Insurance Company
MML Distributors, LLC
MassMutual Assignment Company
Persumma Financial, LLC

Subsidiaries of MassMutual Holding Company
CM Property Management, Inc.
G.R. Phelps & Co., Inc.
HYP Management, Inc.
MassMutual Benefits Management, Inc.
MassMutual Funding, LLC
MassMutual Holding MSC, Inc.
MassMutual Holding Trust I
MassMutual International, Inc.
MMHC Investments, Inc.
MML Investor Services, Inc.
MML Realty Management Corporation
Urban Properties, Inc.
Antares Capital Corporation – 80.0%
Cornerstone Real Estate Advisers, Inc.
DLB Acquisition Corporation – 98.2%
Oppenheimer Acquisition Corporation – 95.36%

Subsidiaries of MassMutual International, Inc.
MassLife Seguros de Vida S.A. – 99.9%
MassMutual Asia, Limited
MassMutual (Bermuda) Ltd.
MassMutual Internacional (Argentina) S.A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S.A. – 92.5%
MassMutual International (Luxembourg) S.A. – 99.9%
MassMutual International Holding MSC, Inc.
MassMutual Life Insurance Company K.K. (Japan) – 99.5%
MassMutual Mercuries Life Insurance Company – 38.2%

Subsidiaries of MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 46.0%
9048 – 5434 Quebec, Inc.
1279342 Ontario Limited

Subsidiary of MMHC Investments, Inc.
MassMutual/Darby CBO IM Inc.

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Funds
MassMutual Institutional Funds

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS
UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article V of the Bylaws of MML Bay State provide for indemnification of directors and officers as follows:

Article V: Indemnification

The corporation shall, to the fullest extent and under the circumstances permitted by Connecticut law, as amended from time to time, indemnify any person serving or who has served (a) as a director, officer, employee or agent of the corporation or (b) at the corporation’s request, as a director, trustee, officer, partner, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against all liabilities and expenses incurred by him in connection with the defense or disposition of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, while serving or thereafter, by reason of his having been such a director, trustee, officer, partner, employee or agent, except (unless otherwise permitted by Connecticut law) (y) in connection with a proceeding by or in the right of the corporation in which he was adjudged liable to the corporation or (z) in connection with any other proceeding charging improper personal benefit to him in which he was adjudged liable on the basis that personal benefit was improperly received by him.

Expenses, including counsel fees, reasonably incurred by any such director, trustee, officer, partner, employee or agent who is a party to a proceeding may be paid by the corporation in advance of the final disposition thereof upon receipt of a written affirmation of the person’s good faith belief that he has met the standard of conduct permitting indemnification and a written undertaking to repay the advance upon a determination that he did not meet the standard of conduct; provided, however, that a determination is also made that on the basis of the facts then known indemnification would not be precluded.

The right of indemnification hereby provided shall not be exclusive of or affect any other right to which any such director, trustee, officer, partner, employee or agent may be entitled. Nothing contained in this Article shall affect any other right to indemnification to which such persons may be entitled by contract or otherwise under law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MML Bay State pursuant to the foregoing provisions, or otherwise, MML Bay State has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MML Bay State of expenses incurred or paid by a director, officer or controlling person of MML Bay State in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MML Bay State will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

REPRESENTATION UNDER SECTION 26(e)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

MML Bay State Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MML Bay State Life Insurance Company.

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 7

This Post-Effective Amendment is comprised of the following documents:
The Facing Sheet.

Cross Reference to items required by Form N-8B-2.

The Prospectus consisting of 68 pages.

The Undertaking to File Reports.

The Undertaking pursuant to Rule 484 under the Securities Act of 1933.

Representation under Section 26(e)(2)(A) of the Investment Company Act of 1940.

The Signatures.

Written Consents of the Following Persons:
1.	Deloitte & Touche LLP, independent auditors.
2.	Counsel opining as to the legality of securities being registered.
3.	Not Applicable.

The following Exhibits:

99.	The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

	A.	1	.	Resolution of Board of Directors of MML Bay State establishing the Separate Account./1/

		2	.	Not applicable.

		3	.	Form of Distribution Agreements:

				a.1.	Form of Distribution Servicing Agreement between MML Distributors, LLC and MML Bay State./2/

				a.2.	Form of Co-Underwriting Agreement between MML Investors Services, Inc. and MML Bay State./2/

				b.	Not applicable.

				c.	Not applicable.

		4	.	Not applicable.

		5	.	Form of Flexible Premium Variable Whole Life Insurance Policy./3/

		6	.	a.	Certificate of Incorporation of MML Bay State./1/

				b.	By-Laws of MML Bay State./1/

		7	.	Not applicable.

		8	.	Form of Participation Agreements.

				a.	American Century Variable Portfolios, Inc./5/

				b.	Fidelity® Variable Insurance Products Fund II/5/

				c.	Oppenheimer Variable Account Funds/4/

				d.	T. Rowe Price Equity Series, Inc./6/
		9	.	Not applicable.

		10	.	Form of Application for a Flexible Premium Variable Whole Life insurance policy./7/

		11	.	SEC Procedures Memorandum describing MML Bay State’s issuance, transfer, and redemption procedures for the Policy./8/

	B.	Opinion and Consent of Counsel as to the legality of the securities being registered.

	C.	No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

	D.	Not applicable.

	E.	Consent of Deloitte & Touche LLP

	F.	Not applicable.

		1	.	a. Powers of Attorney./9/
b. Powers of Attorney for Edward M. Klein/10/
c. Powers of Attorney for Isadore Jermyn/14/
d. Power of Attorney for Robert J. O’Connell/11/
e. Powers of Attorney for Efrem Marder, and Lawrence V. Burkett, Jr./12/
f. Power of Attorney for Brent Nelson /13/

27.	Not applicable.

/1/	Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-19605 as an exhibit filed with the Commission on April 26, 1998.
/2/	Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement filed with the Commission on May 1, 1996.
/3/	Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement filed with the Commission effective May 1, 1998.
/4/	Incorporated by reference to Initial Registration Statement of the Separate Account filed with the Commission as an exhibit on February 28, 1997. (Registration No. 333-22557)
/5/	Incorporated by reference to the Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657 filed with the Commission as an exhibit on May 26, 1998.
/6/	Incorporated by reference to the Initial Registration Statement No. 333-65887 filed with the Commission as an exhibit on October 20, 1998.
/7/	Incorporated by reference to Initial Registration Statement No. 333-49457 as an exhibit filed with the Commission on April 6, 1998.
/8/	Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 333-49475 filed with the Commission as an exhibit on April 25, 2002.
/9/	Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 033-79750 as an exhibit filed with the Commission on May 1, 1998.
/10/	Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement No. 033-79750 filed on Form S-2 as an exhibit with the Commission on March 26, 1999.
/11/	Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement No. 033-79750 filed on Form S-2 with the Commission on or about March 30, 2001.
/12/	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 033-79570 as an exhibit on Form S-1 filed with the Commission in April, 2000.
/13/	Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement No. 033-79750 on Form S-2 filed with the Commission as an exhibit in April, 2002.
/14/	Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 033-79750.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, MML Bay State Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 7 to Registration Statement No. 033-82060 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 7 to Registration Statement No. 033-82060 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 25th day of April, 2002.

MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

MML BAY STATE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Robert J. O’Connell*
Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer MML Bay State Life Insurance Company

/s/ Richard M. Howe	On April 25, 2002, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.
*Richard M. Howe

As required by the Securities Act of 1933, this Post-Effective Amendment No. 7 to Registration Statement No. 033-82060 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert J. O’Connell*	Director, Chairman, President and	April 25, 2002
Robert J. O’Connell	Chief Executive Officer

/s/ Edward M. Kline*	Vice President and Treasurer	April 25, 2002
Edward M. Kline	(Principal Financial Officer)

/s/ Brent Nelson*	Sr. Vice President and Controller	April 25, 2002
Brent Nelson	(Principal Accounting Officer)

/s/ Lawrence V. Burkett, Jr.*	Director	April 25, 2002
Lawrence V. Burkett, Jr.

/s/ Isadore Jermyn*	Director	April 25, 2002
Isadore Jermyn

/s/ Efrem Marder*	Director	April 25, 2002
Efrem Marder

/s/ Richard M. Howe	On April 25, 2002, as Attorney-in-Fact pursuant to powers of attorney
*Richard M. Howe	incorporated by reference.

EXHIBIT LIST

99.	B.	Opinion and Consent of Holly M. Sena, Esq. as to the legality of the securities being registered.

99.	E.	Consents of Deloitte & Touche LLP as independent auditors.